         TRUST DEED dated for reference 9 August 2001

B E T W E E N:

                           NORSKE SKOG CANADA LIMITED
          a corporation amalgamated under the laws of British Columbia
                               (the "CORPORATION")

                                     - and -

                            THE CANADA TRUST COMPANY
              a trust company amalgamated under the laws of Canada
                                 (the "TRUSTEE")

RECITALS:

A. The Corporation has stated that it wishes to raise money for its corporate purposes and/or secure certain of its obligations, and with a view to doing so wishes to create and issue Debentures in the manner provided in this Deed.

B. The Corporation has stated that all necessary resolutions of the directors of the Corporation have been duly enacted, passed and/or confirmed and other proceedings taken and conditions complied with to make the creation and issue of the Debentures proposed to be issued hereunder and this Deed and the execution thereof legal, valid and binding on the Corporation in accordance with the laws relating to the Corporation.

         THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

1.       FORM AND ISSUE OF DEBENTURES

1.1      LIMITATION AND TERMS OF ISSUE

         The Debentures to be issued under and secured by this Deed are limited to an aggregate principal amount of five billion Canadian dollars (Cdn.$5,000,000,000) at any time and may be issued in one or more series. The Debentures shall be designated as "Series A Debentures", "Series B Debentures", and so on if two or more series are issued, but the designation of different series of Debentures need not be consecutive so that, for example, Series C Debentures may be issued without Series B Debentures having been issued. Except with respect to the letter A, series of Debentures may also be designated with two or more letters, such as "Series BB Debentures" and "Series CCC Debentures". Debentures of all series shall be designated collectively as "DEBENTURES" and shall be subject to the terms and conditions of this Deed.

         Each series of Debentures designated by one or more letters may have a corresponding series which is designated as "Ratable" so that, for example, there may be "Series A Debentures," "Series BB Debentures" and "Series CCC Debentures" and corresponding "Series A Ratable Debentures," "Series


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BB Ratable  Debentures"  and  "Series  CCC  Ratable  Debentures,"  respectively.
Debentures  in  series  that  are   designated  as  "Ratable"  are  referred  to
collectively as "RATABLE DEBENTURES."


         Each series of Debentures issued under this Deed shall rank in respect of their entitlement to payment in priority according to the alphabetical order of their respective series. Accordingly, all Series A Debentures and Series A Ratable Debentures, whenever issued or certified, shall have priority over Series B Debentures and Series B Ratable Debentures, which shall in turn have priority over Series C Debentures and Series C Ratable Debentures and so on. Series of Debentures designated with different numbers of the same letter shall rank in priority according to the number of letters in the designation so that, for example, Series BBB Debentures shall have priority over Series BB Debentures. Debentures within a series and within any corresponding series of Ratable Debentures (for example, Series B Debentures and Series B Ratable Debentures) shall rank pari passu with respect to entitlement to payment without discrimination, preference or priority of one Debenture of such series over another or over the corresponding Ratable Debentures. The Holders (as defined below) of Debentures of any series and of any corresponding series of Ratable Debentures shall be secured equally and rateably according to the principal amount and interest from time to time owing with respect to each Debenture of such series, provided that the principal amount and interest owing with respect to any Debenture shall be limited to the Pledge Obligations (as defined below) secured by such Debenture, rather than the principal amount and interest rate specified on the face of any such Debenture pledged in accordance with Section 1.3, regardless of their respective dates of issue or certification of each Debenture of such series. In addition to the series of Debentures described above, there may be a series designated as "Series AB Debentures" which will be treated as Series A Ratable Debentures so long as there are no issued and outstanding Series B Ratable Debentures, but if there are any issued and outstanding Series B Ratable Debentures, the Series AB Debentures will be treated as Series B Ratable Debentures.

         The Holders of Ratable Debentures shall, however, only be entitled to limited voting privileges as specified in this Deed and voting rights shall, except as specified in this Deed, be exercised by the Holders of the series of Debentures having the highest priority of payment for the time being that are not Ratable Debentures (the Holders of such Debentures being referred to in this Deed as the "VOTING HOLDERS" and the Debentures held by the Voting Holders are referred to in this Deed as the "VOTING DEBENTURES").

         The priorities of the Debentures contained herein shall apply in all events and circumstances regardless of:

         (a) the date that any loan, advance, or other accommodation is made to the Corporation or any debt, liability or obligation is incurred by the Corporation; or

         (b)      the date of any default by the Corporation; or

         (c)      any priority granted by any principle of law or any statute;
                  or

         (d)      any other factor of legal relevance other than this Deed.

         No power that is exercised by the Holders, or any of them, shall detract from the rights of the other Holders under the terms of the respective Pledge Obligations in the case of Debentures that have been pledged in accordance with Section 1.3.


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         The  Debentures  may be issued to such  persons,  in such  amounts  not exceeding the maximum amount set forth in this Section less the principal amount of Debentures outstanding (which, for greater certainty, shall not include any Debentures previously delivered to the Trustee for cancellation or discharge), for such consideration and on such terms as the directors of the Corporation may determine. Further Debentures in any series may be issued from time to time despite the issuance of Debentures in a subsequent series.

         No Debenture may be issued without the prior written consent of the Voting Holders, such consent to be conditional on the Voting Holders being satisfied, in their sole and absolute discretion, with the terms and conditions of the Pledge Agreement (as defined below) relating to such Debenture.

1.2      FORMS, TERMS AND PLACE OF PAYMENT

         Each Debenture shall be substantially in the form set out in Schedule A to this Deed, shall be dated the date of certification by the Trustee, shall be payable, subject to the terms of any agreement pursuant to which such Debenture shall have been pledged in accordance with Section 1.3 (a "PLEDGE AGREEMENT"), on demand in lawful money of Canada at the address of the holder or holders specified in the Debenture (the "HOLDERS", which shall mean one or more persons in whose name or names one or more Debentures are registered) and the Debentures shall bear interest from their respective dates at the rate of twenty-five per cent (25%) per annum, or at such other rate as may be agreed upon by the Corporation and the Holders from time to time, payable, subject to the terms of any applicable Pledge Agreement, on demand, both before and after maturity and default, with interest on overdue interest at the same rate. Each Debenture may, but need not, be under the seal of the Corporation, shall be signed by any officer or director of the Corporation and shall be certified by the Trustee and delivered by the Trustee to or to the order of the Corporation upon receipt by the Trustee of an order in writing signed by any officer or director of the Corporation. The Certificate of the Trustee shall not be construed as a representation or warranty of the Trustee as to the validity or security of the Deed or the Debentures.

1.3      PLEDGE OF DEBENTURES

         Each Debenture shall be pledged, hypothecated, issued or charged by the Corporation as security for payment by the Corporation of certain or all debts and liabilities, including debts and liabilities in any currency, present or future, direct or indirect, absolute or contingent, matured or not, for a current or running account or not, at any time owing by the Corporation to the Holder thereof or any other person or persons for whose benefit the Holder may hold one or more Debentures (collectively, the "BENEFICIAL HOLDERS", each, a "BENEFICIAL HOLDER", and any reference to the "Beneficial Holders" herein shall be interpreted as referring to "the Beneficial Holders or any of them") or remaining unpaid by the Corporation to the Holder thereof or the Beneficial Holders, whether arising from dealings between the Holder thereof or the Beneficial Holders and the Corporation or from any other dealings or proceedings by which the Holder thereof or the Beneficial Holders may be or become in any manner whatever a creditor of the Corporation, and wherever incurred, and whether incurred by the Corporation alone or with another or others, and whether as principal or surety, including expenses and all interest, commissions, legal and other costs, charges and expenses (the "PLEDGE OBLIGATIONS", it being understood and agreed that the term "Pledge Obligations" as used in this Deed shall mean, as the context may require, such obligations of the Corporation owing to a particular Holder, Holders or the Beneficial Holders hereunder or the aggregate of such obligations of the Corporation owing to all the Holders or the Beneficial Holders hereunder from time to time).


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1.4      REGISTRATION AND TRANSFER

         The Corporation shall cause to be kept by the Trustee at its office in the City of Toronto in the Province of Ontario a register in which shall be entered the names and addresses of the Holders and principal amount of each Debenture. No transfer of a Debenture shall be valid unless made on such register by the registered holder or its successors or assigns or its or their attorney duly appointed by an instrument in writing, in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee may prescribe. The ownership of the Debentures shall be proved by such register. The registered Holders shall be considered to be the owners thereof for all purposes of this Deed and shall be entitled to the principal monies and interest evidenced by the Debentures without regard to any set-off, counterclaim, equities or compensation between the Corporation and the Holders' transferors or any previous holders thereof.

1.5      CANCELLATION, RETIREMENT ETC. OF DEBENTURES

         Any Holder may deliver to the Trustee from time to time one or more of the Debentures issued pursuant to this Deed and held by it for cancellation or retirement, or replacement, consolidation or subdivision, or to evidence a reduction of the principal amount outstanding from time to time. Subject to the limitation set forth in Section 1.1, upon receipt of such Debentures and a resolution of the Holder delivering such Debentures evidencing its intentions with respect to such cancellation, retirement, replacement, reduction, subdivision or consolidation, the Trustee shall forthwith notify the Corporation and the Corporation upon receipt of such Debentures shall forthwith issue in accordance with the terms and conditions of this Deed such replacement, subdivided or consolidated Debentures as may be requested by the Holders in the aforesaid resolution (which replacement, subdivided or consolidated Debentures may be delivered by the Corporation to the applicable Holder subject to the terms and conditions contained in the Pledge Agreement relating to the previously issued Debentures returned by the Holder to the Trustee pursuant to this Section 1.5), or the Trustee may endorse any Debenture with a notation of the reduction of the amount thereof. Upon issuance of such replacement, subdivided or consolidated Debentures, or endorsement of reduction of any existing Debenture, as appropriate, the Corporation shall cause to be made such entries in the register provided for in Section 1.4 and the Trustee shall certify such Debentures, subject to receipt of such documentation as the Trustee may require, acting reasonably.

         In addition, if at any time all Debentures of a particular series other than Ratable Debentures are delivered to the Trustee for cancellation or retirement without issuance of additional or replacement Debentures of the same series, the cancellation or retirement does not result from payment with the proceeds of realization of security under this Deed, and there are no outstanding Debentures that rank subordinate in priority of payment to the Debentures being cancelled or retired, the Corporation may, at its option by written notice to the Trustee, cancel all Ratable Debentures of the corresponding series then outstanding, without payment to the Holders of such Ratable Debentures but without prejudice to the Pledge Obligations secured by the Ratable Debentures. Any series of Debentures cancelled or retired in accordance with this Section 1.5 may be reissued in accordance with Section 1.1.


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2.       CHARGING PROVISIONS

2.1      FIXED AND FLOATING CHARGES AND SECURITY INTEREST

         In consideration of the premises and of one dollar ($1) to the Corporation now paid by the Trustee (receipt whereof is hereby acknowledged) and for the purpose of securing the due payment in lawful money of Canada of the Debentures and of interest thereon and the payment of all other present and future debts, liabilities and obligations of the Corporation under or in connection with this Deed and the Debentures, including but not limited to all Pledge Obligations and all amounts from time to time due hereunder to the Trustee (collectively, the "TRUST DEED OBLIGATIONS"), but subject to Sections
2.2 and 2.3, the Corporation hereby:

         (a) grants, conveys, assigns, mortgages, pledges and charges, as and by way of a first specific mortgage, pledge and charge, to and in favour of the Trustee and its successors in the trust, as Trustee for the benefit and security of the Holders all its presently owned and hereafter acquired or held real and immovable property and rights and interests therein whether in fee, leasehold or of a lesser estate (collectively, "REAL PROPERTY") and all interests in and rights relating to land and all commons, ways, profits, easements, rights-of-way, privileges, benefits, licenses, improvements, immunities and rights whether connected therewith or appurtenant thereto or separately owned or held and all structures, buildings, plants, fixed machinery, fixtures, appurtenances and other assets belonging, affixed or appurtenant thereto, including without departing from the generality of the foregoing the property and rights and interests therein described in Schedule B hereto, or created by any modifications or renewals of the leases or other instruments described in Schedule B from time to time and any right or option to renew or any option or right of first refusal to lease or to purchase that may be contained in any of the foregoing or held in connection therewith, together with all leases and agreements entered into from time to time superseding or replacing any of the foregoing;


         (b) assigns, transfers, sets over and grants to the Trustee and its successors in the trust, for the benefit and security of the Holders, any and all rents or other moneys (collectively , the "RENTS") due or accruing due or at any time hereafter to become due under any and all leases, agreements to lease and tenancy agreements whether written or verbal, now or hereafter existing, with respect to the Real Property (collectively, the "LEASES") and all benefits and advantages to be derived from the Leases, and all guarantees of and security for payment of amounts due under the Leases and all covenants of the tenants, guarantors, covenantors and indemnifiers therein contained, and the right to collect and receive payment of the Rents, together with all the right, title and interest of the Corporation, as landlord, in the Leases and any renewals thereof and options to lease or purchase, if any therein contained;

         (c) mortgages, charges, assigns and transfers to the Trustee and its successors in the trust, for the benefit and security of the Holders and grants, in favour of the Trustee and its successors in the trust, for the benefit and security of the Holders, a security interest in all the Corporation's right, title and interest in and to all presently owned or held and hereafter acquired or held personal property of the Corporation (including such as may be returned to or repossessed by the Corporation), of whatsoever nature or kind and


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                  wheresoever    situate   and   all   proceeds   thereof,
                  substitutions   therefor  and  accretions  thereto  including,
                  without limiting the generality of the foregoing:


                  (i) all contractual rights, insurance claims and licenses, patents, trademarks, trade names, goodwill, copyrights and other industrial property of the
                           Corporation, all other choses in action of the Corporation or every kind which now are, or which may, at any time hereafter, be due or owing to or owned by the Corporation and all other intangible property of the Corporation which is not Book Debts (as defined below), chattel paper, instruments, documents of title, securities or money;

                  (ii) all present and after-acquired licences (as such term is defined in THE PERSONAL PROPERTY SECURITY ACT (British Columbia));

                  (iii) all debts, accounts, choses in action, claims, demands and monies now due or owing or accruing due or which may hereafter become due or owing to the Corporation, including, without limiting the generality of the foregoing, claims against the Crown in right of Canada or of any Province, monies which may become payable under any policy of insurance in respect of any loss by fire or other cause which has been or may be incurred by the Corporation (collectively the "BOOK DEBTS"), together with all contracts, securities, bills, notes, lien notes, judgements, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Corporation in respect of or as security for the Book Debts hereby assigned or intended so to be or any part thereof and the full benefit and advantage thereof, and all rights of action, claim or demand which the Corporation now has or may at any time hereafter have against any person or persons, firm or corporation in respect thereof; and all of the Corporation's deeds, documents, writings, papers, books of account and other books relating to or being records of debts, chattel paper or documents of title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

                  (iv)     all   present   and   after-acquired   chattel
                           paper, instruments, documents of title and securities;

                  (v) all present and after-acquired equipment, including, without limiting the generality of the foregoing, machinery, tools, fixtures, furniture, furnishings, chattels, motor vehicles, vessels, and other tangible personal property that is not inventory, and all parts, components, attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing;

                  (vi) all goods and chattels now or hereafter forming the inventory of the Corporation, of whatsoever kind and wheresoever located, including, without limiting the generality of the foregoing, all goods, merchandise, raw materials, work in progress, finished goods and chattels held for sale, lease or resale, or furnished or to be furnished under contracts for service or used or consumed in the business of the Corporation;


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                  (vii)    all cash,  instruments  and securities  that may from
                           time to time be deposited with or held by the Trustee pursuant to this Trust Deed; and

                  (viii) all of the Corporation's property in any form derived directly or indirectly from any use or dealing with any of the above-described personal property including, without limiting the generality of the foregoing, accounts receivable, bills of exchange, insurance proceeds, chattel paper, intangibles, motor vehicles, and all other after-required property constituting proceeds or that indemnifies or compensates for mortgaged property destroyed or damaged.

         (d) charges as and by way of a floating charge to and in favour of the Trustee for the benefit of the Holders, and grants to the Trustee for the benefit of the Holders a security interest in all of the present and after-acquired property, undertaking and assets of the Corporation for the time being, both real and personal, movable and immovable of whatsoever nature and kind now owned or hereafter acquired (except such property and assets as are validly and effectively subject to any fixed and specific mortgages and charges created hereby), including its goodwill and uncalled capital.

         Without the necessity of any further act of the Corporation or the Trustee, the mortgages, charges and security interests constituted hereby shall automatically extend to and include:

         (e) any and all renewals, replacements, substitutions, accessions, proceeds, products, additions, amendments, modifications, extensions or consolidations of or to the assets and property heretofore described;

         (f) any and all right, title and interest of the Corporation hereafter acquired in or to any real or personal property or asset of any nature whatsoever; and

         (g) any and all of the Corporation's right, title, interest, property, claims, demands, judgments, awards, proceeds and settlements or payments, including interest thereon, and the right to receive the same, at law as well as in equity or otherwise, as a result of or by way of: (i) insurance proceeds payable under all insurance policies of the Corporation or
                  (ii) any injury or damage to or any taking, expropriation, requisitioning, conversion (voluntary or involuntary) or decrease in the value of any property or asset of the Corporation of any nature whatsoever.

         The Corporation's undertaking and all its property and assets, present and future, are herein called the "MORTGAGED PROPERTY".

2.2      RESERVATION OF LAST DAY OF LEASEHOLD TERMS

         The charge of the mortgaged property contained in Section 2.1 shall not extend or apply to the last day of the term of any lease of real property or any agreement therefor now held or hereafter acquired by the Corporation, but should such charge become enforceable the Corporation shall thereafter stand possessed of such last day and shall hold it in trust to assign the same to any person acquiring such term or the part thereof charged in the course of any enforcement of the charge or any realization of the subject matter thereof.


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2.3      CONTRACTS, RIGHTS OR LICENSES

         The charge of the mortgaged property contained in Section 2.1 shall not extend or apply to any contract, right, license or other property of similar nature of the Corporation, if pursuant to the terms of such contract, right, license or other property (i) such charge requires the consent of the other party thereto or the grantor thereof and such consent has not yet been obtained or (ii) such contract, right, license or other property would automatically terminate if it was part of the mortgaged property, or would be terminable at the option of the other party to or of the grantor thereof, but should such charge become enforceable, the Corporation shall thereafter stand possessed of such contract, right, license or other property and shall hold it in trust to assign the same or dispose of the same to any person as requested by the Trustee. In order that the full value of all such contracts, rights, licenses and other property may be realized for the benefit of the Holders, the Corporation shall at its expense and at the request of the Trustee from time to time, request all such consents as may, in the reasonable opinion of the Trustee (with advice of counsel as the Trustee considers appropriate), be necessary or proper in order that all such contracts, rights, licenses and other property shall enure to the benefit of the Holders and, to the extent reasonably possible, become subject to the charge constituted by this Deed.

2.4      CHARGE VALID IRRESPECTIVE OF ADVANCE

         The security constituted hereby or intended so to be shall be effective whether the monies hereby secured or any part thereof shall be advanced before or after or at the same time as the execution and delivery of this Deed or the issue or certification of any of the Debentures.

2.5      ATTACHMENT

         The Corporation acknowledges that value has been given to the Corporation by the Holders in connection with the Corporation's execution and delivery of this Deed. The Corporation and the Holders have not agreed to postpone the time for attachment of the security constituted hereby which is intended to attach, as to all of the mortgaged property in which the Corporation has an interest at the time of the execution of this Deed, at such time, and as to all of the mortgaged property in which the Corporation acquires an interest after the execution of this Deed, at the time the Corporation acquires such interest.

2.6      EXTENT OF SECURITY INTEREST

         The Corporation acknowledges that it has granted a security interest in all of its present and after acquired property.

2.7      DEALING WITH ASSIGNMENT OF RENTS

         The Corporation shall be permitted to collect and receive the Rents as and when they shall become due and payable according to the terms of the Leases, unless and until the security constituted hereby becomes enforceable in which case the Trustee (upon the direction of the Voting Holders) may give notice in writing to the tenant, sub-tenant, occupier, licensee or guarantor advising of any such event. In such event the Corporation hereby irrevocably directs such tenant, sub-tenant, occupier, licensee or guarantor to make payments of the Rents to the Trustee or as the Trustee (upon the direction of the Voting Holders) may direct, upon being furnished with a copy of this Deed and the aforesaid notice in writing, without any further direction or authority being required by such tenant, sub-tenant, occupier, licensee or guarantor.

         Neither the execution and delivery of this Deed, including the assignment contained in Section 2.1(b) (the "ASSIGNMENT"), nor anything done by virtue hereof shall render the Trustee a mortgagee in possession or in any way accountable or liable as such; nor shall the Trustee be or be deemed to be, or to have assumed the status of a landlord by virtue of the Assignment or of anything done by virtue hereof.

3.       COVENANTS

         The Corporation hereby covenants and agrees with the Trustee for the benefit of each Holder as follows:

3.1      PAYMENT

         It will pay or cause to be paid, when due, the Trust Deed Obligations.

3.2      NOT TO ENCUMBER

         It will not, without the prior written approval of the Voting Holders (which may be evidenced from time to time by a resolution of the Voting Holders or, for any particular Voting Holder, by the terms of any agreement to which the Voting Holder and the Corporation are parties that relates to the terms of Pledge Obligations secured by a pledge of a Debenture in favour of that Voting Holder), create or permit to exist any mortgage, hypothec, charge, lien, encumbrance or other security interest or lease upon or affecting the mortgaged property or any part thereof.

3.3      COMPLY WITH ENVIRONMENTAL LAW

         It shall observe and comply in all material respects at all times with the provisions of all applicable laws intended to protect the environment ("ENVIRONMENTAL LAWS").

3.4      INSURANCE

         It will cause all its property which is of a character usually insured by businesses operating properties of a similar nature to be properly insured and kept insured with reputable insurers against loss or damage by fire or other hazards of the nature and to the extent that such properties are usually insured by businesses operating properties of a similar nature in the same or similar localities and shall maintain such insurance with loss if any payable to the Trustee and shall deliver to the Trustee evidence of such insurance satisfactory to the Trustee and to the Voting Holders. Any proceeds of insurance under such policies paid to the Trustee shall be distributed by the Trustee as directed by the Voting Holders.

3.5      TAXES AND OTHER CHARGES

         It shall pay (i) all  taxes,  levies,  imposts,  stamp  taxes,  duties, deductions, withholdings, rents, rates, assessments, fees, dues and other similar governmental impositions payable, levied, collected, withheld, imposed or assessed in respect of the mortgaged property or any part thereof (collectively "TAXES") and (ii) all charges, liens and other encumbrances on the mortgaged property (collectively

"CHARGES") as and when the same shall become due and payable unless they are being contested in good faith by appropriate proceedings and it has made adequate provision for payment of the contested amount. If the Corporation does not pay any Taxes or Charges as contemplated in the immediately preceding sentence, the Trustee may, but is not obligated to, at its option, elect to pay any such amounts and charge to the Corporation all amounts so paid as additional amounts secured under this Deed, together with interest thereon from the date of payment by the Trustee of any such amounts at the rate of 3% per annum above the prime lending rate of The Toronto-Dominion Bank (or other Canadian chartered bank designated by the Trustee) from time to time in effect.

3.6      INFORMATION

         It will furnish to the Trustee (i) a certificate of compliance as soon as practicable and in any event within 90 days after the end of each of its fiscal years and (ii) such information with respect to the mortgaged property and the insurance thereon as the Trustee or the Voting Holders may from time to time reasonably require. A certificate of compliance means a certificate signed by the president, a vice-president or the chief financial officer of the Corporation, confirming compliance with the covenants set forth in this Article 3 and specifically that (i) no event of default as described in Section 4.1 of this Deed has occurred and is continuing and no event has occurred and is continuing which, with the passage of time or giving of notice, or both, would be an event of default, or, if that is not the case, the particulars of any such event of default or other event, and (ii) all the covenants of the Corporation contained in this Article 3 and all of the conditions contained in this Deed to be complied with by the Corporation have been fully complied with to the date thereof, or, if that is not the case, the particulars of any failure of the Corporation to comply with any such covenants or conditions. The obligations of the Corporation under this Section 3.6 are in addition to its obligations to provide information and evidence of compliance to the Trustee under applicable law.

3.7      EXPENSES, REMUNERATION AND INDEMNITY

         The Corporation shall pay to the Trustee upon demand both before and after default the amount of all reasonable costs, charges, borrowings, expenses, disbursements, advances and fees of the Trustee incurred in connection with the administration of this Deed including without limitation expenses arising in connection with Section 8.1, the repossession, holding, repairing, processing, preparing for disposition and disposing of any of the mortgaged property (including without limitation reasonable legal expenses on a solicitor and his own client basis and other expenses including expenses arising in connection with Section 8.1), together with interest from the date of demand at the rate 3% per annum above the prime lending rate of The Toronto-Dominion Bank (or other Canadian chartered bank designated by the Trustee) from time to time in effect. All amounts owing to the Trustee under or in connection with this Deed shall be secured by the mortgages and charges created in this Deed and be payable in priority to amounts secured by the Debentures.

         The Corporation hereby indemnifies the Trustee, its directors, officers, employees, representatives and agents, and any successors and assigns against any loss, expense, claim, damage, penalty, action, suit, demand, levy cost, disbursement, liability or asserted liability (including strict liability) suffered by, imposed on, incurred by or asserted against the Trustee as a result of the administration of the trust created hereby, the exercise by the Trustee of any rights hereunder, the performance of any remediation by the Trustee or its agent for bodily injury, property damage, abatement, or remediation, environmental damage or impairment or any other injury or damage or any diminution in value of the mortgaged property resulting from or relating, directly or indirectly, to: (i) the presence or release of any contaminants, by any means or for any reason, on the mortgaged property, whether or not release or presence of the contaminants was under the control care or management of the company, or of a previous owner, or of a tenant, or (ii) any contaminant present on or released from any contiguous property to the mortgaged property, or (iii) the breach or alleged breach of any Environmental Laws by the Corporation, save and except that the Trustee shall only be responsible for its own negligence and wilful misconduct.

         In addition to and without limiting any other protection of the Trustee hereunder or otherwise by law, the Corporation shall indemnify and hold the Trustee harmless from and against any and all liabilities, losses, claims, damages, penalties, actions, suits, demands, levies, costs, expenses and disbursements including any and all reasonable legal and adviser fees and disbursements of whatever kind or nature which may at any time be suffered by, imposed on, incurred by or asserted against the Trustee, whether groundless or otherwise, howsoever arising from or out of any act, omission or error of the Trustee in connection with its acting as Trustee hereunder unless arising from the gross negligence or wilful misconduct on the part of the Trustee.
Notwithstanding any other provision hereof, this indemnity shall survive the removal, or resignation of the Trustee, discharge of this Deed and termination of any trust created thereby.

3.8      REGISTRATIONS AND DELIVERIES

         The Corporation agrees that:

         (a) forthwith after the execution of this Deed and after the execution of each instrument supplemental or ancillary hereto, it shall register, file or record the same and/or, if applicable, a financing statement or other prescribed statement in respect thereof as may from time to time reasonably be required by the Trustee or the Voting Holders where such registration, filing or recording may be necessary or desirable in preserving, protecting or perfecting the security constituted by this Deed;

         (b) from time to time, on receipt of the written request of the Trustee or any Holder, it shall renew such registration, filing or recording as required to maintain the security constituted hereby as valid and effective security;

         (c) promptly after such registration, filing, recording or renewal, the Corporation shall cause to be delivered to the Trustee certificates or other evidence of such registration, filing, recording or renewal and opinions of counsel required by and satisfactory to the Trustee, acting reasonably, evidencing that the provisions of this Section 3.8 have been complied with in respect of this Deed or such supplemental or ancillary instrument, as the case may be;

         (d) forthwith after the execution of this Deed and after the execution of each instrument supplemental or ancillary hereto, it shall deliver to the Trustee such other documents as may reasonably be required by the Trustee upon direction by the Voting Holders to be delivered to preserve, protect and perfect the security constituted hereby including without limitation documents of title, security certificates and other documents; and

         (e) in the event that the security constituted hereby becomes enforceable as herein provided and the Trustee shall become bound to enforce the same, the Corporation will from time to time execute all such assurances and do all such things as the Trustee may reasonably require for facilitating the realization of the mortgaged property of the Corporation and for exercising all of the powers, authorities and discretion conferred on the Trustee and for confirming to any purchaser of such mortgaged property or any part thereof, whether sold by the Trustee herein or by judicial proceedings, the title to the property so sold, and it will give all notices and directions which the Trustee may consider necessary or expedient.

         In the event of the amalgamation of the Corporation, this Deed, the Debentures and all other security delivered by the Corporation in connection with this Deed shall be binding on the amalgamated corporation and charge its present and future undertaking, property and assets to secure present and future debts, liabilities and obligations of the Corporation and of the amalgamated corporation to the Trustee and the Holders, all as if the amalgamated corporation had originally executed and delivered those documents.

         The Corporation shall not change its name or amalgamate with another corporation without giving prior written notice to the Trustee of, as applicable, the new name and the date upon which such change of name or amalgamation is to take effect. Promptly after the change of name or amalgamation, the Corporation shall (i) provide the Trustee with a true copy of the articles of amendment or articles of amalgamation effecting the change of name, (ii) execute and deliver to the Trustee all instruments supplemental or ancillary to this Deed required by the Trustee, acting reasonably, (iii) execute, deliver or cause to be delivered to the Trustee any items of the type described in Section 3.8 (a), (b), (c) (d) but addressing such change of name or amalgamation and such supplemental or ancillary instruments that are required by the Trustee, acting reasonably and (iv) provide a certificate confirming the correct name of the Corporation and that all appropriate registrations, filings or recordings have been made on behalf of the Trustee to fully and effectively maintain the perfection and priority of the security created hereby.

4.       DEFAULT

4.1      EVENTS OF DEFAULT

         The security hereby constituted shall immediately become enforceable and the floating charge created pursuant to Section 2.1(c) hereof shall become a fixed and specific mortgage, charge, pledge, assignment, security interest and hypothec on the property charged thereby if:

         (a) payment of part or all of the Pledge Obligations secured by a pledge of a Voting Debenture is demanded in accordance with any agreement to which the Corporation is a party relating to such Pledge Obligations, and payment is not made on demand;

         (b) the Corporation makes default of any other covenant or condition of this Deed for the benefit of the Voting Holders or the Trustee and default continues for a period of 30 days after the Trustee sends notice to the Corporation to correct the default;

         (c) the Holders of Debentures other than the Voting Holders (the "OTHER HOLDERS", where Debentures held by the Other Holders are the "OTHER DEBENTURES") proceed in accordance with Section 5.1(b) of this Deed; or

         (d) the Corporation becomes a bankrupt (voluntarily or involuntarily); or becomes subject to any proceeding seeking liquidation, arrangement, relief of creditors or the appointment of a receiver or trustee over, or any judgment or order which has or might have a material and adverse effect on, any material part of the mortgaged property, and such proceeding, if instituted against the Corporation, or such judgment or order, is not contested diligently, in good faith and on a timely basis and dismissed or stayed within 30 days of its commencement or issuance.

4.2      WAIVER

         The Trustee (on the direction of the Voting Holders) or the Voting Holders may by notice to the Corporation pursuant to a resolution of the Voting Holders waive any default of the Corporation on such terms and conditions as the Voting Holders may determine, but no such waiver shall be taken to affect any subsequent default or the rights of the Voting Holders arising therefrom nor shall it detract from the rights of any Other Holder under the terms of any agreement relating to its Pledge Obligations with respect to such default. No waiver of any default by an Other Holder shall in any way affect the rights of the Voting Holders with respect to such default.

5.       REMEDIES IN CASE OF DEFAULT

5.1      DEMAND PAYMENT

         (a) If the security hereby constituted becomes enforceable as provided in Sections 4.1(a) or (b), the Trustee upon being so directed by resolution of the Voting Holders shall demand payment of the principal amount of and interest accrued on all Debentures (or such lesser amounts owing under or in connection with the Pledge Obligations in accordance with the Pledge Agreements relating thereto) and the same shall forthwith become immediately due and payable to the Trustee.

         (b) If (i) an event of default occurs under any agreement to which the Corporation is a party (including but not limited to a pledge of an Other Debenture relating to any Pledge Obligations secured by a pledge of an Other Debenture), (ii) payment of part or all of those Pledge Obligations is required or demanded as a result, (iii) prior to commencing any proceeding to recover payment of those Pledge Obligations, an Other Holder gives written notice of the requirement or demand for payment to the Trustee (who shall immediately give written notice to the Voting Holders and all of the Other Holders),
                  (iv) such Other Holder obtains judgment against the Corporation for payment of the Pledge Obligations of which payment has been required or demanded, and the judgment is not stayed or appealed within applicable time limits, and (v) the judgment is not satisfied within 30 days after such Other Holder gives written notice of the judgment to the Trustee (who shall immediately give written notice to the Voting Holders and all of the Other Holders), then the Trustee upon being so directed by resolution of such Other Holder shall demand payment of the principal amount of and interest accrued on the

                  Debentures and the same shall forthwith become immediately due and payable to the Trustee.

         (c) In the event that the Voting Holders have duly exercised their rights under Section 5.1(a) hereof and an Other Holder has duly exercised its rights under Section 5.1(b) hereof, it is agreed that:

                  (i) the Trustee shall have regard to the instructions and directions of the Voting Holders only in exercising rights and remedies under this Deed and shall have no duty or obligation hereunder to act in accordance with the instructions or directions of any other Holder; and

                  (ii) in giving the Trustee instructions and directions in pursuance of its rights under paragraph (i) above, the Voting Holders shall act in good faith, and not with the sole purpose of defeating, delaying, hindering or otherwise impeding the repayment of the Other Holders, but nothing in this Deed shall impose on the Voting Holders any greater duty to the Other Holders or the Corporation than is owed by a senior creditor to a junior creditor or to a debtor in the absence of any express provision.

         (d) In the event that an Other Holder (or an agent duly authorized by an Other Holder) has duly exercised its rights pursuant to
                  Section 5.1(b) hereof and no Voting Holder has exercised its rights under Section 5.1(a) hereof, then (but for so long only as no Voting Holder has exercised its rights under Section 5.1(a) hereof):

                  (i) the Trustee shall have regard to the instructions and directions of the Other Holder only in exercising rights and remedies under this Deed and shall have no duty or obligation hereunder to act in accordance with the instructions or directions of any other Holder;

                  (ii) in giving the Trustee instructions and directions in pursuance of its rights under paragraph (i) above, the Other Holder shall act in good faith; and

                  (iii) while nothing shall prevent the Voting Holders from exercising their rights under Section 5.1(a) hereof if they are entitled to do so as between the Corporation and themselves, until they have done so, the Voting Holders shall not do any of the following without the consent of the Other Holders: give instructions and directions to the Trustee relating to the exercise of those rights and remedies being exercised by the Other Holders in accordance with this Section 5.1(d), direct the Trustee to waive any defaults pursuant to Section 4.2 of this Deed, approve of the Corporation creating or permitting any mortgage, hypothec, charge, lien encumbrance or security interest or lease upon the mortgaged property or any part thereof, pursuant to Section 3.2 of this Deed, unreasonably withhold or delay their consent to the appointment of a replacement Trustee requested by the Other Holders, or exercise any of the rights set out in Sections 9.1(a), (b), (e) and
                           (f) of this Deed.

5.2      REMEDIES

         If the security hereby constituted becomes enforceable as herein provided, and the Corporation has failed to pay to the Trustee on demand the principal amount of and interest accrued on the Debentures (or such lesser amounts owing under or in connection with the Pledge Obligations in accordance with the Pledge Agreements relating thereto):

         (a) the Trustee upon the direction of the Voting Holders may take possession of the whole or any part of the mortgaged property and carry on all or any part of the business of the Corporation relating to the mortgaged property and borrow money on the security of the mortgaged property in priority to the security hereby created for the purpose of maintenance, preservation or protection of the mortgaged property or for the carrying on of all or any part of the business of the Corporation relating to the mortgaged property and in so acting the Trustee shall have the power to exclude the Corporation, its servants and agents from the mortgaged property;

         (b) whether or not the Trustee has exercised any or all of its rights under Section 5.2(a), the Trustee may sell, lease or otherwise dispose of the whole or any part of the mortgaged property at public auction, by private tender or private sale, either for cash or upon credit and upon such terms and conditions as the Trustee may determine, and the Trustee may execute and deliver to any purchaser of the mortgaged property or any part thereof good and sufficient deeds and documents for the same, and, without limiting the powers granted to the Trustee, the Trustee is irrevocably constituted the attorney of the Corporation for the purpose of making any such sale and executing such deeds and documents (which appointment, being coupled with an interest, shall survive the bankruptcy of the Corporation);

         (c) the Trustee may also exercise any of the other rights to which the Trustee or the Holders are entitled including the right to take proceedings in any court of competent jurisdiction for the appointment of a receiver and manager, for the sale of the mortgaged property or any part thereof or for foreclosure, and the right to take any other action, suit, remedy or proceeding authorized or permitted under this Deed or by law or in equity in order to enforce the security constituted by this Deed; and

         (d) the Trustee may also by instrument in writing appoint a receiver or receiver and manager of the mortgaged property or of any part thereof and may remove any receiver so appointed and appoint another in his stead, and such receiver or receiver and manager shall have the same rights, powers and authorities as are conferred on the Trustee by this Section 5.2.

         In the exercise of their rights, powers and authorities hereunder, the Trustee and any receiver or receiver and manager appointed by the Trustee shall be the agent of the Corporation, and the Trustee and the Holders shall not be in any way responsible for any misconduct or negligence of any such receiver or receiver and manager, nor shall the Holders be in any way responsible for any wilful misconduct or negligence of the Trustee.

5.3      PUBLIC SALE

         The Trustee, the Holders or any agent or representative thereof, may become purchasers at any public sale of the mortgaged property, whether made under a power of sale provided for in this Deed or pursuant to judicial proceedings.

5.4      APPLICATION OF PROCEEDS OF REALIZATION OF SECURITY

         Except as otherwise provided in this Deed, by law or by order of a court or by any resolution of the Holders, any and all monies arising from the enforcement of any remedy provided for herein, including, without limitation, the carrying on of the business of the Corporation and the sale or other realization of the whole or any part of the mortgaged property, whether under any sale by the Trustee or by judicial process or otherwise, shall be paid over to the Trustee, shall be held by the Trustee and, together with any other monies then or thereafter in the hands of the Trustee available for the purpose, shall be applied by the Trustee as follows:

         (a) firstly, if and to the extent that the Trustee deems that it is in the interest of the Holders generally and the same is not inconsistent with any resolution of the Voting Holders, to pay all charges and liens on the mortgaged property ranking (or capable of ranking) in priority to the security constituted by this Deed or to keep in good standing any such prior lien;

         (b) secondly, to pay all amounts due to the Trustee hereunder, including without limitation, costs, charges and expenses referred to in Section 3.7;

         (c) thirdly, to pay the Pledge Obligations secured by the Voting Debentures and by any Ratable Debentures ranking equally with the Voting Debentures (collectively, the "SENIOR DEBENTURES"), with payment to be made rateably and proportionately, having regard to the amount of the Pledge Obligations secured by the Senior Debentures, as specified in writing by the Holders of the Senior Debentures, rather than their face amount;

         (d) fourthly, after indefeasible payment of all Pledge Obligations secured by, and cancellation of, all Senior Debentures, to pay, in order as they succeed to being Senior Debentures (either by becoming the Voting Debentures or by being Ratable Debentures ranking equally with the Voting Debentures), all Pledge Obligations secured by each series of Other Debentures, as specified in writing by the Holders of such Other Debentures, in the same manner as in Section 5.4 (c) above;

         (e) fifthly, in payment of all other amounts at any time and from time to time remaining outstanding and unpaid under this Deed; and

         (f) sixthly, the surplus, if any, of such money shall be paid to the Corporation or its assigns or otherwise in accordance with applicable law.

5.5      DUTY TO INQUIRE

         No person dealing with the Trustee, its agents or any receiver or receiver manager appointed pursuant hereto (or pursuant to any agreement to which the Corporation and one or more of the Holders are parties) shall be concerned to inquire whether the powers which the Trustee, its agents or any receiver or receiver manager appointed pursuant hereto (or pursuant to any agreement to which the Corporation and one or more of the Holders are parties) is purporting to exercise have become enforceable, or whether any money remains due upon the security constituted by this Deed, or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or otherwise as to the propriety or regularity of any sale or any other dealing by the Trustee with the mortgaged property or any part thereof or to see to the application of any money paid to the Trustee; and, in the absence of fraud on the part of such person, such dealings shall be deemed to be within the powers conferred on the Trustee and to be valid and effective accordingly.

6.       DISCHARGE

6.1 Subject to Section 7, this Deed and the rights hereby granted (other than the Trustee's rights under Section 3.7 above) shall cease, determine and be void, and the Trustee shall at the request and expense of the Corporation cancel and discharge the mortgages and charges of this Deed, including the additional security provided for in Section 10 (the "ADDITIONAL SECURITY"), and execute and deliver to the Corporation such deeds or other instruments as shall be requisite therefor, if the Corporation first satisfies the Trustee that it has paid the principal amount and interest secured by the Debentures (or such lesser amounts owing under or in connection with the Pledge Obligations in accordance with the Pledge Agreements relating thereto) and has otherwise observed and performed the terms and conditions of this Deed and the Additional Security and has otherwise satisfied all Pledge Obligations, or that all of the Debentures have been validly cancelled as contemplated in Section 1.5.

6.2 The registrar of any registration division in which any mortgaged property is situate shall discharge and cancel the registration of any mortgage, pledge or charge, or transfer or giving in payment created hereby or by the Additional Security or hereafter created under the provisions hereof upon the registration of any discharge, release or document to that effect signed by the Trustee, without being obliged to see that any of the conditions of this Deed or of the Additional Security have been fulfilled.

7.       CONTINUING AND ADDITIONAL SECURITY

         The Debentures and the security created by this Deed shall be effective whether or not any monies or liabilities secured by this Deed are advanced or incurred before or after the date of this Deed, and shall not be considered as satisfied or discharged by any intermediate payment of the whole or part of the Pledge Obligations secured by the pledges of the Debentures issued under this Deed but shall constitute and be a continuing security to the Holders for a current or running account and shall be in addition to and not in substitution for any other security now or hereafter held by the Holders or any of them. The remedies of the Trustee under this Deed may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Trustee or the Holders however created.

8.       TRUSTEE

8.1      ACCEPTANCE BY TRUSTEE

         The Trustee hereby accepts the trusts declared and provided in this Deed and agrees to perform the trusts upon the terms and conditions of this Deed, subject to the following:

         (a) the Trustee may appoint such agents and employ or retain, in relation to this Deed, such lawyers, accountants, valuators, engineers, architects, appraisers, or such other experts as it may reasonably require in the circumstances and for the purpose of discharging its duties hereunder and shall be entitled to pay reasonable compensation for the advice or assistance so obtained, but nevertheless the Trustee shall not be obliged to act on any advice or assistance so obtained. The Trustee may act and rely and shall be protected in acting and relying in good faith on the opinion or the advice of or information obtained from any counsel (including where appropriate counsel acting for the Corporation or any Holder), accountant, valuator, engineer, architect, appraiser or other expert or advisor, in each case selected by the Trustee using reasonable care, in relation to any matter arising in connection with the administration of this Deed;


         (b) if at any time in the performance of its duties under this Deed, it shall be necessary for the Trustee to receive, accept, act or rely upon any certificate, notice, request, waiver, consent, receipt, direction, resolution, affidavit or other paper, writing or document furnished to it and purporting to have been executed or issued by the Corporation or the Holders or their authorized officers or attorneys, the Trustee shall be entitled to rely and act upon the genuineness and authenticity of any such writing submitted to it. It shall not be necessary for the Trustee to ascertain whether or not the persons who have executed, signed or otherwise issued, authenticated or receipted such papers, writings or documents have authority so to do or that they are the same persons named therein or otherwise to pass upon any requirement of such papers, writing or documents that may be essential for their validity or effectiveness or upon the truth and acceptability of any information contained therein which the Trustee in good faith believes to be genuine;

         (c) the Trustee shall be accountable only for reasonable diligence in respect of the trusts hereby conferred upon it and shall not be accountable for any act or default of any agent or other person engaged by the Trustee for the performance of any duty or duties hereunder (except employees of the Trustee), provided the Trustee shall have selected such agent or person with reasonable care;

         (d) subject to any resolution of the Holders (or the Voting Holders where specified in this Deed), the Trustee shall as regards all the trusts, powers, authorities and discretion vested in it have absolute and uncontrolled discretion as to the exercise thereof, whether in relation to the manner or as to the mode and time for the exercise thereof, and in the absence of fraud, negligence or wilful misconduct, it shall in no way be responsible for any loss, costs, damages or inconvenience that may result from the exercise or non-exercise thereof;

         (e) the Trustee shall not be bound to take any steps to enforce any of the covenants on the part of the Corporation contained in the Debentures, except insofar as it may be required to do so by the Voting Holders (or the Other Holders pursuant to Section 5.1(b)) in writing upon being furnished with an indemnity reasonably satisfactory to the Trustee;

         (f) the obligation of the Trustee to commence or continue any act, action or proceedings for the purpose of realizing the collateral or for the enforcement of any covenant or obligation under or arising out of these presents or the Debentures shall, at the option of the Trustee, be conditional upon the Holders furnishing, when requested in writing by the Trustee, sufficient funds to commence or continue such action or proceedings and an indemnity satisfactory to the Trustee to protect and hold harmless the Trustee against costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may sustain by reason thereof;

         (g) the Trustee may, but shall not obliged to, enter onto the mortgaged property to take such actions as the Trustee may in its sole discretion deem necessary or advisable to clean up, remediate, encapsulate, remove, resolve, or minimize the impact of, or otherwise deal with, any contaminants or breaches of Environmental Laws which could in the opinion of the Trustee jeopardize the security interest in the mortgaged property created by this Deed;

         (h) the Trustee shall have no responsibility to supervise or have control over the conduct of the Corporation's environmental practices, nor shall any action or inaction by the Trustee be construed as exercising care, control or management over the mortgaged property;

         (i) nothing in this Deed shall be deemed to make the Trustee responsible for failure to obtain or maintain adequate or any insurance coverage for the mortgaged property or to ensure that such insurance is obtained and maintained by the Corporation, or for any loss arising from any defects in any policy or because of the failure of any insurer to pay for any loss or damage insured against, and the Trustee shall be entitled to request, and rely absolutely upon, a certificate of an officer of the Corporation that the insurance carried by the Corporation from time to time is in compliance with all relevant requirements of this Deed; and

         (j) the Trustee may from time to time in performing its duties hereunder request from the Holders information and evidence satisfactory to it of the amount of the Pledge Obligations owing to any Holder.

8.2      TRUSTEE NOT REQUIRED TO GIVE SECURITY

         The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Deed or otherwise in respect of this Deed.

8.3      PROTECTION OF TRUSTEE

         By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

         (a) the Trustee shall not be liable for or by reason of any failure or defect of title to, or encumbrance upon, the mortgaged property;

         (b) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Deed, or in the Debentures (except in the Certificate of the Trustee thereon) or in any document ancillary or supplemental hereto or thereto, or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

         (c) nothing herein or in the Debentures shall impose any obligation on the Trustee or any Holders to see to or to require evidence of the registration or filing or renewal of this Deed, any of the Debentures or any other instrument ancillary or supplemental hereto or thereto or any other deed or writing by way of mortgage or charge upon the mortgaged property or any part thereof or to procure any further, other or additional instrument of further assurance or to do any other act for the continuance of the security hereof or encumbrance or for giving notice of the existence of such security or for extending or supplementing the same;

         (d) the Trustee shall not be bound to give notice to any person or persons of the execution hereof or the security constituted hereby or in any way to interfere with the conduct of the business of the Corporation, unless and until the security hereby constituted shall have become enforceable and the Trustee shall have become bound to enforce the same;

         (e) the Trustee shall not incur any liability or responsibility whatever in consequence of permitting or suffering the Corporation, its successors or assigns, to retain or be in possession of any part of its mortgaged property and to use and enjoy the same unless herein or in the Debentures expressly otherwise provided; nor shall the Trustee be or become responsible or liable for any destruction, deterioration, loss, injury or damage which may be done or occur to the mortgaged property by the Corporation, its agents or servants, or by any other person or be in any way responsible for the consequences of any breach on the part of the Corporation of any of the covenants herein or in the Debentures contained or of any acts of the agents or servants of the Corporation;

         (f) unless otherwise required by law, the Trustee shall not be liable by reason of any entry into possession of the mortgaged property or any part thereof to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession might be liable save such as may be caused by its own negligence or wilful misconduct; and

         (g) the Trustee on its own behalf or in any other capacity, may buy, lend upon and deal in shares in the capital stock of the Corporation and generally may contract and enter into financial transactions with the Corporation without being liable to account for any profit made thereby.

8.4      TRUSTEE'S OBLIGATION TO ACT

         Unless and until the Trustee is required to do so under the terms of this Deed, the Trustee shall not be bound to give any notice or to take any act, action or proceeding by virtue of the powers conferred on it by this Deed; nor shall the Trustee be required to take notice of an event of default under this Deed, other than in payment of any monies required by any provisions hereof to be paid to it. Unless and until notified in writing of such events of default or such default and in the absence of any such notice, the Trustee may assume that the Corporation is not in default hereunder and that no default has been made with respect to the payment of principal or interest under the Debentures or in the observance of performance or any of the covenants, agreements or conditions contained herein.

         The right and obligation of the Trustee to commence or continue an act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Holders hereunder shall be conditional on the Trustee receiving a resolution from the Voting Holders (or the Other Holders (or an agent on their behalf) pursuant to Section 5.1(b) exercised in accordance with Section 5.1(d)).

8.5      RESIGNATION OF TRUSTEE

         The Trustee or any replacement trustee appointed pursuant to the terms of this Section 8.5, may at any time resign office by not less than 30 days' notice in writing to the Corporation or by such shorter notice as the Corporation may be willing to accept. The Corporation may, subject as herein provided, at any time remove the existing Trustee and appoint in writing a new Trustee or new Trustees hereof (subject to the prior approval of the Voting Holders) in the place of any Trustee so resigning or desiring to be discharged from the trusts hereof, or being removed, dissolved or wound up or becoming bankrupt or going into liquidation or otherwise becoming incapable of acting or unfit to act; and, in the event of the Corporation failing to appoint a replacement trustee after being requested to do so by the Voting Holders or if after default a vacancy occurs in the office of Trustee or the Trustee ceases to act, such appointment shall be made by the Voting Holders by an instrument in writing. Failing the appointment of a replacement trustee by the Corporation or the Voting Holders, the Trustee, at the expense of the Corporation, may apply to a court of competent jurisdiction for the appointment of a replacement trustee.

8.6      POWERS OF NEW TRUSTEE

         Any new Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and deliver one counterpart or notarial copy thereof to the Corporation and one counterpart or notarial copy thereof to the Trustee last in office and the Holders shown on the Trustee's register, and thereupon such new Trustee without further act, deed or conveyance shall become vested with all estates, properties, rights, powers and trusts of its predecessor in the trusts hereunder, with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of the successor Trustee or of the Corporation at the expense of the Corporation, the Trustee ceasing to act shall execute and deliver an instrument or instruments assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the said property and assets and all rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Trustee to the successor Trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Corporation be required by any new Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall, on request of said new Trustee, be made, executed, acknowledged and delivered by the Corporation.

8.7      CORPORATE REORGANIZATION OF TRUSTEE

         Any company into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any company resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor Trustee under this Deed without the execution of any instrument or any further act.

9.       RESOLUTIONS OF HOLDERS

9.1      POWERS OF THE HOLDERS

         The powers of the Holders shall be exercisable by the Voting Holders only, except (i) as expressly provided in Sections 5.1(b) and 5.1(d) of this Deed, and (ii) as to matters set forth in paragraphs (c), (d) and (e) below which shall be also exercisable by Other Holders as described in those paragraphs, and include but are not limited to the following powers exercisable from time to time by resolution of the Voting Holders:

         (a) the power to require the Trustee to refrain from enforcing any covenant on the part of the Corporation herein or to refrain from exercising any of the powers set forth herein and conferred on the Trustee or to direct the Trustee to waive any default or defaults on the part of the Corporation on such terms as may be deemed advisable or to cancel any declaration or waiver previously made by the Trustee under this Deed;

         (b)      power to remove a Trustee from office and to appoint a new
                  Trustee;

         (c) power to assent to any judgment, compromise or arrangement by the Corporation with any creditor, creditors or class or classes of creditors or with the holder(s) of any shares or securities of the Corporation, which shall also require the approval of the Holders of each series of Other Debentures which is affected by any such judgment, compromise or arrangement affecting their respective Debentures;

         (d) power to assent to any modification of or change in or addition to or deletion from the rights of the Holders or the provisions contained in this Deed or any instrument ancillary or supplementary hereto or thereto or any agreement forming part of the mortgaged property which shall be agreed by the Corporation and to authorize the Trustee to concur in and execute any indenture supplemental to this Deed or any agreement supplemental to any instrument embodying any such modification, change, addition, deletion or to concur in and execute any deeds, documents, or writings authorized by such resolution, which shall also require the approval of the Holders of each series of Other Debentures which is affected by any such modification, change, addition or deletion affecting their respective Debentures;

         (e) power to approve the release of the Corporation and of the whole or any part of the mortgaged property from the security constituted hereby, which shall also require the approval of the Holders of each series of Other Debentures except for Ratable Debentures; and

         (f) power to authorize the Trustee to execute and deliver such form of priority agreement as may reasonably be requested by the Corporation to evidence the priority of any permitted liens which are permitted by the terms of any agreements entered into with all of the Holders to rank prior to the security constituted hereby.

         The powers of the Holders shall be deemed to be several and cumulative and not dependent on each other and the exercise of any one or more of such powers, or in any combination of such powers, from time to time, shall not be deemed to exhaust the rights of the Holders to exercise such power or powers, or combination of powers thereafter from time to time.

9.2      RESOLUTIONS OF THE HOLDERS

         The powers specified in Section 9.1 of this Deed and every other power conferred upon the Voting Holders or Other Holders of any series of Other Debentures, as the case may be, by any provisions of this Deed or the Debentures or any agreement ancillary or supplemental hereto or thereto shall be exercised by resolution passed in the following manner:

         (a) the substance of any resolution shall be embodied in an instrument in writing and such resolution shall be deemed to have been passed when such instrument has been executed by the Voting Holders or Other Holders, as the case may be, to whom are owed or who hold on behalf of Beneficial Holders to whom are owed an aggregate of more than 66 2/3% of the Pledge Obligations relating to all of the outstanding Debentures in the relevant series held by the Voting Holders or the Other Holders, as the case may be;

         (b) any such instrument, and any requisition or other instrument to be executed by any Holders under any provisions of this Deed, may be in any number of concurrent instruments of the same tenor and effect and any of the Holders may execute the same in person or by agent or attorney duly authorized in writing;

         (c) at the request of the Trustee, the date and execution by any of the Holders or agent or attorney of any such instrument and the execution by any of the Holders of any power of attorney shall be proved by the certificate of any notary public that the person signing the same has acknowledged to him the execution thereof, by affidavit or statutory declaration of a witness to such execution, or by the signature of the Holder as witnessed by any officer of any bank or trust company; such proof shall be conclusive in favour of the Trustee with regard to any action taken or suffered by the Trustee under such instrument. No such instrument shall be effective until delivery thereof to the Trustee; and

         (d)      the  Trustee   shall  give  notice  to  all  Holders  of  each
                  resolution of the Voting Holders or Other Holders passed as aforesaid and delivered to the Trustee.

9.3      EFFECT OF RESOLUTIONS OF HOLDERS

         Any resolution passed as provided in Section 9.2 shall be binding upon the Holders and each of them, and the Trustee (subject to the provisions for its indemnity, if any, set forth in this Deed) shall be bound to give effect thereto accordingly.

10.      ADDITIONAL SECURITY

         To more effectively secure the due payment in lawful money of Canada of the Trust Deed Obligations, the Corporation shall issue for the benefit of the Holders and as additional security such pledges of shares, deeds of hypothec and other security documents as may be agreed to by the Corporation, in a form and substance to be agreed by the Corporation and the Voting Holders. Such additional security documents shall be in favour of the Trustee, who shall hold the same for and on behalf of the Holders from time to time. The provisions of this Deed, including without limitation, Sections 3.7, 3.8, 7, 8 and 9, shall apply with respect to such additional security documents. For the purpose of effecting any registrations required by Section 3.8, this Deed or any additional security may be prepared in an alternate version, but in the event of any conflict between the terms of this Deed or such additional security and the terms of the alternate version of this Deed or such additional security, the provisions of this Deed or such additional security shall govern to the extent necessary to remove the conflict.

11.      NOTICE

         Any notices to be given under this Deed shall be given to the parties at the addresses set out below, or to the Holders at the addresses specified in the Trustee's records. Notice shall be deemed to have been effectually given when such notice is delivered personally to the addressee by hand or by facsimile transmission with receipt confirmed (provided such delivery by facsimile transmission is made on a business day during business hours and otherwise shall be deemed to be given and received on the next business day) or on the third business day after such notice is mailed by prepaid registered mail to the addressee. Subject to the right of each party to change its address by notice to the other parties from time to time, the addresses of the parties are as follows:

         Norske Skog Canada Limited
         700 West Georgia Street
         9th Floor
         Vancouver, British Columbia
         V7Y 1J7

         Attention:        Chief Financial Officer
         Fax No.:          604-654-4070

         with a copy to:

         Lawson Lundell Lawson & McIntosh
         1600 Cathedral Place
         925 West Georgia Street
         Vancouver, British Columbia
         V6C 3L2

         Attention:        David J. Smith
         Fax No.:          604-669-1620

         The Canada Trust Company
         Corporate Trust Services
         Canadian Pacific Tower
         100 Wellington Street West
         4th Floor
         Toronto, Ontario
         M5K 1A2

         Attention:        Vice President, Corporate Trust & Registered Plan
                           Trust Services
         Fax No.:          416-983-2044

12.      DATE OF DEED

         This Deed may be referred to as bearing the formal date of 9 August 2001, notwithstanding the actual date of its execution.

13.      EFFECT OF HEADINGS

         The  headings  and  marginal  notes of the  Sections  in this  Deed are
inserted  for   convenience   of  reference   only  and  shall  not  affect  the
interpretation of this Deed.

14.      GOVERNING LAW

         The Deed shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

15.      MISCELLANEOUS

15.1 No land which is charged or mortgaged under this Deed is farm land within the definition of subsection 1(1) of the FARM LANDS OWNERSHIP ACT (Manitoba).

15.2 The Corporation hereby agrees that THE LAND CONTRACTS (ACTIONS) ACT of the Province of Saskatchewan shall have no application to any action, as in THE LAND CONTRACTS (ACTIONS) ACT defined, with respect to the within Deed or with respect to any mortgage, charge or other security given by the Corporation pursuant to this Deed or to any indenture, instrument or agreement entered into by the Corporation at any time hereafter, supplemental or ancillary to or in implement of this Deed and all of the benefits of the said Act are hereby waived.

15.3 THE LIMITATION OF CIVIL RIGHTS ACT of the Province of Saskatchewan shall have no application to:

         (a)      this Deed;

         (b) any mortgage, charge or other security for the payment of money made, given or created by this Deed;

         (c) any agreement or instrument renewing or extending or collateral to this Deed or renewing or extending or collateral to any mortgage, charge or other security referred to or mentioned in subparagraph (b) of this Section; or

         (d) the rights, powers or remedies of the Trustee under this Deed or any mortgage, charge, other security, agreement or instrument referred to or mentioned in subparagraph (b) or (c) of this Section.

15.4 For purposes of Section 198.1 of the LAND TITLE ACT (British Columbia), the floating charge created by Section 2.1(c) on any present or future real or immovable property or interest therein (for purposes of this Section 15.4 collectively referred to as the "REAL PROPERTY") will become a fixed charge on such Real Property upon the earlier of (a) the occurrence of an event described in Section 4.1, and (b) the occurrence of any other event which by operation of law would result in such floating charge becoming a fixed charge on real property.

15.5     The Corporation acknowledges receipt of a true copy of this Deed.

15.6 The Corporation expressly waives the right to receive a copy of any financing statement or confirmation statement or financing change statement which may be registered by the Trustee in connection with this Deed or any verification statement issued with respect thereto where such waiver is not otherwise prohibited by law.

16.      ENUREMENT

         The Deed shall enure to the benefit of and be binding upon the Corporation, the Trustee and their respective successors and assigns. The Deed and any benefits under this Deed may not be assigned by the Corporation and the obligations of the Corporation hereunder may not be assumed by a third party.

17.      REFERENCES

         References to "this Deed", "hereof", "herein", "hereto", "hereunder" or similar expressions mean this Trust Deed and any Schedules hereto, as amended, supplemented, restated and replaced from time to time.

18.      COUNTERPARTS

         For the purposes of registration of this Deed in the British Columbia Land Title Office a Form B pursuant to the LAND TITLE ACT (British Columbia) may be attached to some copies of this Deed and executed by only the Corporation. The copies of this Deed with the Form B, whether or not executed by the Trustee, and without the Form B shall be deemed to be counterparts of the same document.

         THE PARTIES REQUIRE THAT THIS DEED, THE DEBENTURES AND ALL NOTICES, DOCUMENTS AND ACTIONS GIVEN, DELIVERED OR INSTITUTED PURSUANT TO THIS DEED BE DRAWN IN ENGLISH. LES PARTIES EXIGENT QUE LE PRESENT ACTE, LES OBLIGATIONS ET TOUS LES AVIS, DOCUMENTS, OU ACTIONS DONNES, PASSES OU INTENTES EN VERTU DU PRESENT ACTE SOIENT REDIGES EN ANGLAIS.

IN WITNESS OF WHICH the parties have signed this Deed.

                                       NORSKE SKOG CANADA LIMITED



                                       By:  /s/ P. Staiger
                                          -------------------------------------
                                            PETER STAIGER,
                                            Treasurer Controller
                                                                            c/s


                                       By:  /s/ R. Leverton
                                          -------------------------------------
                                            RALPH LEVERTON,
                                            Vice-President, Finance

                                       THE CANADA TRUST COMPANY



                                       By: /s/ K. Thorpe
                                          -------------------------------------
                                           Name: Kathryn T. Thorpe
                                           Title: Authorized Signatory
                                                                            c/s


                                       By: /s/ B. Noble
                                          -------------------------------------
                                           Name: Bruce Noble
                                           Title: ETO

                                   SCHEDULE A



SERIES - [RATABLE] NO. -      - % DEBENTURE              $ -



         NORSKE SKOG CANADA LIMITED (the "CORPORATION"), for value received, promises to pay on demand to, [INSERT NAME], the registered holder of this Debenture at - , - DOLLARS ($ - ) in lawful money of Canada, and to pay interest thereon from the date hereof at the same place in like money at the rate of - per cent ( - %) per annum, calculated monthly and payable on demand, both before and after maturity and default, with interest on overdue interest at the same rate.

         This Debenture is issued under and secured by a Trust Deed dated for reference 9 August 2001 (the "TRUST DEED") executed by the Corporation in favour of The Canada Trust Company as Trustee, and this Debenture is subject to the terms and provisions of the Trust Deed.

         This Debenture is not a negotiable instrument and may be transferred by the holder only in accordance with the pledge agreement dated for reference 14 August 2001 by the Corporation and others (the "PLEDGE AGREEMENT") and upon compliance with the provisions of Section 1.4 of the Trust Deed. In the event of any conflict between the terms of the Pledge Agreement and the terms of this Debenture, the terms of the Pledge Agreement shall prevail.

         This Debenture shall not become a binding obligation of the Corporation until it shall have been certified by the Trustee under the Trust Deed.

         IN WITNESS OF WHICH the Corporation has caused this Debenture to be signed by its duly authorized signing officer and to be dated as of 14 August 2001.

                                       NORSKE SKOG CANADA LIMITED

                                                                            c/s

                                       By:
                                           ------------------------------------
                                           PETER STAIGER,
                                           Treasurer Controller

                                       By:
                                           ------------------------------------
                                           RALPH LEVERTON,
                                           Vice-President, Finance

                              TRUSTEE'S CERTIFICATE

This Debenture is a Debenture issued under the Trust Deed within-mentioned.

Dated as of 14 August 2001.

                                       THE CANADA TRUST COMPANY



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE B


FREEHOLD
--------


        (PID)                           (LEGAL DESCRIPTION)

                                        VICTORIA LAND TITLE OFFICE
                                        --------------------------

        024-662-666                     Lot 1 of  Sections 4, 5, and 6, Range 10
                                        Chemainus District Plan VIP69811

        024-663-018                     Lot 3 of Sections 2, 3, and 4, Ranges 10
                                        and 11, and District  Lot 107  Chemainus
                                        District,  and of District  Lots 141 and
                                        145 Cowichan District, Plan VIP69811


        013-194-976                     That part of Section 5,  Ranges 8, 9 and
                                        10 and  Section  4,  Range 8,  Chemainus
                                        District  Shown  Outlined  in  Red in DD
                                        27614


        013-194-470                     That part of  Sections 4 and 5, Range 8,
                                        Chemainus District Shown Outlined in Red on Plan attached to DD 24931


        013-194-381                     That  part  of   Section   4,  Range  8,
                                        Chemainus District Shown Outlined in Red on Plan attached to DD 23242


        013-143-123                     That part of Sections 5 and 6, Range 10,
                                        and  that  Part  of  the   Foreshore  of
                                        District  Lot  172,  Chemainus  District
                                        Shown Coloured Red on Plan deposited under DD 14529I


        009-922-431                     That  part  of   Section  1,  Range  11,
                                        Chemainus District Lying to the North of
                                        the Northerly Boundary of Chaplin Street
                                        as said  Street is Shown on Plan 739 and
                                        the  Production  Easterly  of  the  said
                                        Northerly  Boundary,   Except  Parts  in
                                        Plans 4257 and 23431


        009-920-145                     That  Part  of   Section   5,  Range  9,
                                        Chemainus District,  Lying Northerly and
                                        Westerly of Plan 5803,  Except  Parts in
                                        Plans 4302 and 9775


        009-925-431                     District Lot 4, Chemainus District


        009-921-168                     That Part of  Section  2,  Ranges 10 and
                                        11,  Chemainus  District,   in  Plan  DD
                                        8239I, Containing 31.7 Acres, more or less, Except Part in Plan 856 BL


        009-862-021                     District Lot 8, Chemainus District


        005-852-293                     Lot  1,   District   Lot  7,   Chemainus
                                        District, Plan 6538


        009-034-595                     District  Lot  7,  Chemainus   District,
                                        Except Part in Plan 6538


        009-861-998                     District Lot 6, Chemainus District


        004-627-938                     Lot 3, Chemainus District

        FREEHOLD
        --------

        009-926-887                     District  Lot 172,  Chemainus  District,
                                        Except that Part included in the Right of Way of the Esquimalt and Nanaimo
                                        Railway Company


        006-116-981                     That part of Lot 1, Section 1, Range 10,
                                        Chemainus  District,  Plan  4357,  Shown
                                        Outlined in Red on Plan 815 R


        000-167-886                     Lot A,  Section  4,  Range 9,  Chemainus
                                        District, Plan 32612


        004-169-948                     Lot 1,  Section 4,  Range 10,  Chemainus
                                        District, Plan 15020


        000-573-736                     Lot 1,  Section 4,  Range 10,  Chemainus
                                        District, Plan 5180, Except Part in Plan
                                        15020


        006-116-965                     That Part of Lot 1, Section 1, Range 10,
                                        Chemainus District,  Plan 4357, Lying to
                                        the North of a Boundary  Parallel to the
                                        Northerly   Boundary  of  said  Lot  and
                                        Extending  from a Point on the  Easterly
                                        Boundary of said Lot Distant  1.515 CHS.
                                        from the North East Corner of said Lot.


        006-116-973                     That Part of Lot 1, Section 1, Range 10,
                                        Chemainus  District,  Plan  4357,  Lying
                                        South  of a  Boundary  Parallel  to  the
                                        Northern   Boundary   of  said  Lot  and
                                        Extending  from a Point on the  Easterly
                                        Boundary thereof Distant 1.515 CHS. from the North East Corner of said Lot,
                                        Except that Part thereof Shown Outlined in Red on Plan 815R.


        006-066-551                     Lot 1,  Section 1,  Range 11,  Chemainus
                                        District, Plan 4257


        009-921-958                     That  Part  of   Section  6,  Range  10,
                                        Chemainus District, Lying to the North of the Right of Way of the Esquimalt and Nanaimo Railway Company


        009-920-196                     Section 6, Range 9, Chemainus  District,
                                        Except Parts in Plans 4302 and 5803


        009-920-803                     Section 4, Range 9, Chemainus  District,
                                        Except  the West 30  Chains  and  Except
                                        Parts in Plans 925 RW, 13072,  22398 and
                                        32612


        009-920-064                     That  Part  of   Section   5,  Range  8,
                                        Chemainus  District,  Lying  Easterly of
                                        the Centre Line of Tsussie  Creek (which
                                        is the  Easterly  Boundary of Plan 4302)
                                        and  to  the  North  of  the   Northerly
                                        Boundary of the Right of Way of the Esquimalt and Nanaimo Railway Company
                                        Shown on Plan DD 27614,  Except Parts in
                                        Plans 5803 and 9775


        024-662-674                     Lot 2 of  Sections 2, 3, and 4 Ranges 10
                                        and  11,  Chemainus  District,   and  of
                                        Sections  5 and  6  Range  10  Chemainus
                                        District  and of  District  Lots 141 and
                                        475 Cowichan District Plan VIP69811

        FREEHOLD
        --------

        024-663-115                     Lot  5   Section  2  Ranges  10  and  11
                                        Chemainus District Plan VIP69811


        005-932-092                     Those  Parts of Lot 2,  Section 5, Range
                                        9, Chemainus  District,  Plan 5803 Shown
                                        Outlined in Red on Plan 925 RW


        007-388-004                     Lot 1,  Section 3,  Range 10,  Chemainus
                                        District,  Plan  1471,  Except  Parts in
                                        Plans 11613, 13731 and 16471


        009-024-212                     That  Part of  Parcel C (DD  36578I)  of
                                        Section 2, Range 7, Chemainus  District,
                                        Outlined in Red on Plan 920 RW


        005-419-239                     That Part of Lot 1,  Section 2, Range 7,
                                        Chemainus  District,  Plan  8697 in Plan
                                        920 RW


        009-024-174                     That  Part of  Parcel B (DD  99604I)  of
                                        Section 5, Range 10, Chemainus District,
                                        Outlined in Red on Plan 925 RW


        005-932-190                     That Part of Lot 2,  Section 5, Range 9,
                                        Chemainus District, Plan 5803 Lying to the South East of the South Easterly
                                        Boundary of Plan 925 RW


        009-024-336                     That  Part  of   Section   3,  Range  8,
                                        Chemainus  District,  Outline  in Red on
                                        Plan 920 RW


        009-024-310                     That  Part  of   Section   4,  Range  9,
                                        Chemainus  District,  Outlined in Red on
                                        Plan 925 RW


        009-024-379                     That  Part of Parcel E (DD  141335I)  of
                                        Section 4, Range 8, Chemainus  District,
                                        Outlined in Red on Plan 920 RW


        009-024-417                     That  Part of  Parcel D (DD  65699I)  of
                                        Section 4, Range 9, Chemainus  District,
                                        Outlined in Red on Plan 920 RW


        009-044-132                     That  Part of Parcel D (DD  118337I)  of
                                        Section  4 and  5,  Range  8,  Chemainus
                                        District, Outlined in Red on Plan 920 RW and Lying wholly within Section 4


        005-968-585                     That  Portion  of  that  Part  of Lot 3,
                                        Section 1, Range 7, Chemainus  District,
                                        Plan 5467, Lying to the West of the Westerly Boundary of Plan 645 RW Shown
                                        Outlined  in  Red  on  Plan  911  RW and
                                        Containing 1.27 Acres more or less


        009-739-637                     Section 8, Range 9, Chemainus District


        009-739-611                     Section 7, Range 9, Chemainus District


        009-739-718                     Those  Parts  of  Section  9,  Range  8,
                                        Chemainus  District,  Lying  East of the
                                        Chemainus River, Including all that Part of a Strip of Land 33 Feet Wide as Shown
                                        Coloured Purple and Green on Plan 16 BL, known as Mainguy Road

        FREEHOLD
        --------

        009-739-688                     Those  Parts  of  Section  8,  Range  8,
                                        Chemainus  District,  Lying  East of the
                                        Chemainus River, including all that Part of a Strip of Land 33 Feet Wide as Shown
                                        Coloured Purple and Green on Plan 16 BL, known as Mainguy Road


        009-739-653                     Those  Parts  of  Section  7,  Range  8,
                                        Chemainus  District,  Lying  East of the
                                        Chemainus River, including all that Part of a Strip of Land 33 Feet Wide as Shown
                                        Coloured Purple and Green on Plan 16 BL, known as Mainguy Road


        009-739-785                     Lot 2A, Chemainus District


        009-739-777                     Lot 2, Chemainus District


        003-982-840                     Lot 1,  Section 3,  Range 10,  Chemainus
                                        District, Plan 16471


        004-798-619                     Lot 1,  Section  1,  Range 7,  Chemainus
                                        District, Plan 12696


        004-979-087                     Lot 1,  Sections  3 and 4,  Ranges 9 and
                                        10, Chemainus District, Plan 12168


        006-244-637                     Lot 2,  Section 4,  Range 10,  Chemainus
                                        District, Plan 3198


        009-956-069                     Section 3, Range 9, Chemainus  District,
                                        Except Parts in Plans 920 RW and 921 RW


        009-573-488                     That Part of Section 5, Renfrew District
                                        (Situate in Cowichan  Lake  District) as
                                        Shown Outlined in Red on Plan 457 BL


        006-912-524                     Lot  3,  Block  3,  Section  5,  Renfrew
                                        District,   (Situate  in  Cowichan  Lake
                                        District), Plan 1750


        006-912-516                     Lot  2,  Block  3,  Section  5,  Renfrew
                                        District,   (Situate  in  Cowichan  Lake
                                        District), Plan 1750


        008-768-820                     District Lot 101, Cowichan Lake District


        006-912-567                     Lot  4,  Block  3,  Section  5,  Renfrew
                                        District,   (Situate  in  Cowichan  Lake
                                        District), Plan 1750


        006-912-494                     Lot  1,  Block  3,  Section  5,  Renfrew
                                        District,   (Situate  in  Cowichan  Lake
                                        District), Plan 1750


        006-912-451                     Lot  1,  Block  2,  Section  5,  Renfrew
                                        District,   (Situate  in  Cowichan  Lake
                                        District), Plan 1750


        007-655-517                     Block 3, District Lot 12,  Cowichan Lake
                                        District, Plan 1231, Except Part in Plan
                                        31221


        005-145-473                     Lot 1, District Lot 12, Cowichan Lake
                                        District, Plan 11206

        FREEHOLD
        --------

        007-663-544                     That Part of District  Lot 12,  Cowichan
                                        Lake  District,  Being  that  Portion of
                                        Fern Road  Dedicated  by Plan 1231,  and
                                        Closed  by  Order-In-Council  No.  1754,
                                        Dated  16th day of July  1956,  as Shown
                                        Outlined in Red on Plan 458 BL


        018-195-326                     Lot 2,  Section 20,  Range 4,  Quamichan
                                        District, Plan VIP56262


        005-338-859                     That Part of Lot 1, Section 17, Range 4,
                                        Quamichan  District,  Plan 9537 Shown in
                                        Red on Plan 903 RW


        009-662-481                     That  Part of  Parcel G (DD  36290I)  of
                                        Sections 18 and 19,  Range 4,  Quamichan
                                        District,  Shown Outlined in Red on Plan
                                        903 RW,  and  Containing  0.08 Acres and
                                        0.30 Acres more or less


        009-662-278                     That  Part of  Parcel P (DD  76080I)  of
                                        Sections   17,  18  and  19,   Range  4,
                                        Quamichan  District,  Shown  Outlined in
                                        Red on Plan 903 RW, and Lying Entirely in Section 18


        006-360-564                     That Part of Lot 10, Sections 17 and 18,
                                        Range 4, Quamichan District,  Plan 2785,
                                        Shown in Red on Plan 903 RW


        006-738-567                     That Part of Lot 4, Block 1, Section 20,
                                        Range 4, Quamichan  District,  Plan 1908
                                        Shown Outlined in Red on Plan 903 RW


        006-738-524                     That Part of Lot 3, Block 1, Section 20,
                                        Range 4, Quamichan District,  Plan 1908,
                                        Shown Outlined in Red on Plan 903 RW


        006-738-354                     That Part of Lot 2, Block 1, Section 20,
                                        Range 4, Quamichan District,  Plan 1908,
                                        Shown Outlined in Red on Plan 903 RW


        006-360-742                     That Part of Lot 11,  Section 17,  Range
                                        4, Quamichan District, Plan 2785 Shown in Red on Plan 903 RW


        006-157-971                     That Part of Lot 1, Section 19, Range 4,
                                        Quamichan District, Plan 3853, Outlined in Red on Plan 903 RW


        009-668-314                     That  Part of Parcel D (DD  106367I)  of
                                        Section 19, Range 4, Quamichan District,
                                        Shown Outlined in Red on Plan 903 RW


        006-068-065                     That Part of Lot 1, Section 19, Range 4,
                                        Quamichan District,  Plan 4134, Shown in
                                        Red on Plan 903 RW


        004-680-499                     Lot A,  Section 19,  Range 4,  Quamichan
                                        District, Plan 12945


        005-586-445                     Lot 6,  Section 17,  Range 5,  Quamichan
                                        District, Plan 8636


        005-586-437                     Lot 5,  Section 17,  Range 5,  Quamichan
                                        District, Plan 8636


        005-586-429                     Lot 4,  Section 17,  Range 5,  Quamichan
                                        District, Plan 8636

        FREEHOLD
        --------

        006-442-382                     That Part of Lot 9, Section 10, Range 4,
                                        Somenos   District,   Plan  2196,  Shown
                                        Outlined in Red on Plan 910 RW


        008-162-794                     That Part of Lot 4, Block 1,  Section 1,
                                        Range 4,  Somenos  District,  Plan  972,
                                        Shown Outlined in Red on Plan 903 RW


        009-797-807                     That  Part  of  Section  20,   Range  7,
                                        Somenos  District,  Outlined  in  Red on
                                        Plan 911 RW and Containing 0.66 Acres more or less


        009-797-939                     That  Part  of  Section  19,   Range  7,
                                        Somenos District, Lying West of Parcel A
                                        (DD 43540I)  Outlined in Red on Plan 911
                                        RW and Containing 0.67 Acres more or less


        009-744-495                     That  Part  of  the  East  70  Acres  of
                                        Section 17, Range 6,  Somenos  District,
                                        Shown Outlined in Red on Plan 911 RW


        006-406-891                     That Part of Lot 2,  Section 2, Range 4,
                                        Somenos   District,   Plan  2825,  Shown
                                        Outlined in Red on Plan 902 RW


        006-405-754                     That Part of Lot 1,  Section 2, Range 4,
                                        Somenos   District,   Plan  2825   Shown
                                        Outlined in Red on Plan 902 RW


        005-557-755                     Lot  5,  Section  1,  Range  4,  Somenos
                                        District, Plan 9162


        007-104-057                     That Part of Lot 1, Block 1,  Section 6,
                                        Range 4,  Somenos  District,  Plan 1599,
                                        Shown Outlined in Red on Plan 902 RW


        008-162-760                     That Part of Lot 3, Block 1,  Section 1,
                                        Range 4,  Somenos  District,  Plan  972,
                                        Shown Outlined in Red on Plan 903 RW


        005-934-389                     That Part of Lot 3, Section 16, Range 6,
                                        Somenos   District,   Plan  5814,  Shown
                                        Outlined in Red on Plan 911 RW


        009-796-649                     That  Part of Parcel A (DD  43540I),  of
                                        Sections  19 and 20,  Range  7,  Somenos
                                        District,   Lying  within   Section  19,
                                        included in Plan 911 RW


        009-772-995                     That  Part of  Parcel A (DD  42185I)  of
                                        Section 12, Range 5,  Somenos  District,
                                        Shown Outlined in Red on Plan 910 RW


        009-773-398                     That  Part  of  Section  13,   Range  5,
                                        Somenos  District,  Outlined  in  Red on
                                        Plan 910 RW


        005-934-354                     That Part of Lot 2, Section 16, Range 6,
                                        Somenos   District,   Plan  5814,  Shown
                                        Outlined in Red on Plan 911 RW


        008-162-824                     That Part of Lot 5, Block 1,  Section 1,
                                        Range 4,  Somenos  District,  Plan  972,
                                        Shown Outlined in Red on Plan 903 RW


        007-105-045                     That Part of Lot 4, Block 1,  Section 6,
                                        Range 4,  Somenos  District,  Plan  1599
                                        Shown Outlined in Red on Plan 902 RW

        FREEHOLD
        --------

        009-773-185                     That  Part  of  Section  12,   Range  5,
                                        Somenos District,  Lying to the South of
                                        Parcel A (DD 42185I)  Shown  Outlined in
                                        Red on Plan 910 RW


        009-774-483                     Those  Parts of Parcel A (DD  89348I) of
                                        Sections  14 and 15,  Range  5,  Somenos
                                        District,  Outlined  in Red on Plans 910
                                        RW and 911 RW Except Part in Plan 15076


        006-248-110                     That Part of Lot 3,  Sections 15 and 16,
                                        Range 5,  Somenos  District,  Plan 3313,
                                        Shown Outlined in Red on Plan 827R included within Plan 911 RW


        006-441-980                     That Part of Lot 8,  Sections  9 and 10,
                                        Range 4,  Somenos  District,  Plan 2196,
                                        Shown Outlined in Red on Plan 910 RW


        006-246-541                     That Part of Lot 1,  Sections 15 and 16,
                                        Range 5,  Somenos  District,  Plan 3313,
                                        Shown  Outlined  in Red on  Plan  911 RW
                                        Except that Part in Plan 15076


        009-744-517                     That  Part  of  the  West  50  Acres  of
                                        Section  18,  Range 7 Somenos  District,
                                        Shown Outlined in Red on Plan 911 RW


        009-744-444                     That Part of Parcel B (DD 77714I) of Lot
                                        82, Somenos District,  Shown Outlined in
                                        Red on Plan 911 RW


        009-744-509                     That  Part  of  the  West  50  Acres  of
                                        Section 17, Range 7,  Somenos  District,
                                        Shown  Outlined in Red on Plan Deposited
                                        Under DD 23410, Included in Plan 911 RW


        009-744-487                     Those  Parts of Parcel A (DD  77714I) of
                                        Section 16, Range 6,  Somenos  District,
                                        Shown Outlined in Red on Plan 911 RW


        006-582-311                     That Part of Lot B,  Section 7, Range 4,
                                        Somenos   District,   Plan  2457,  Shown
                                        Outlined in Red on Plan 902 RW


        006-568-556                     That Part of Lot 7,  Section 2, Range 3,
                                        Somenos  District,  Plan 2461,  Shown in
                                        Red on Plan 902 RW


        009-872-906                     That Part of the South 1/2 of Section 8,
                                        Range   4,   Somenos   District,   Shown
                                        Outlined in Red on Plan 902 RW


        006-441-505                     That  Part of Lot 5,  Sections  8 and 9,
                                        Somenos   District,   Plan  2196   Shown
                                        Outlined in Red on Plan 902 RW


        006-563-643                     That Part of Lot 1,  Section 4, Range 4,
                                        Somenos   District,   Plan  2458,  Shown
                                        Outlined in Red on Plan 902 RW


        006-609-007                     That Part of Lot D,  Section 7, Range 4,
                                        Somenos   District,   Plan  2457,  Shown
                                        Outlined in Red on Plan 902 RW

        FREEHOLD
        --------

        006-246-851                     That Part of Lot 2, Section 15, Range 5,
                                        Somenos   District,   Plan  3313,  Shown
                                        Outlined in Red on Plan 911 RW Except that Part in Plan 15076


        006-442-641                     That Part of Lot 16,  Section 11,  Range
                                        5, Somenos  District,  Plan 2196,  Shown
                                        Outlined in Red on Plan 910 RW


        006-442-561                     That Part of Lot 10,  Section 10,  Range
                                        4, Somenos  District,  Plan 2196,  Shown
                                        Outlined in Red on Plan 910 RW


        005-576-695                     That  Part  of  Section  11,   Range  4,
                                        Somenos District, Shown Outlined in Red on Plan 910 RW


        009-759-492                     That Part of Section 4, Range 3, Somenos
                                        District  Shown  Outlined in Red on Plan
                                        902 RW


        006-407-234                     That Part of Lot 4,  Section 2, Range 4,
                                        Somenos   District,   Plan  2825,  Shown
                                        Outlined in Red on Plan 902 RW


        009-774-939                     That  Part of Parcel C (DD  174586I)  of
                                        Section 14, Range 5,  Somenos  District,
                                        Outlined in Red on Plan 910 RW


        006-581-684                     That Part of Lot A,  Section 7, Range 4,
                                        Somenos   District,   Plan  2457,  Shown
                                        Outlined in Red on Plan 902 RW


        006-608-787                     That Part of Lot C,  Section 7, Range 4,
                                        Somenos   District,   Plan  2457,  Shown
                                        Outlined in Red on Plan 902 RW


        009-764-151                     That Part of Section 5, Range 4, Somenos
                                        District,  Shown Outlined in Red on Plan
                                        902 RW


        005-576-571                     That Part of Lot 2,  Section 1, Range 4,
                                        Somenos District, Plan 8611 Shown in Red on Plan 903 RW


        006-440-347                     That Part of Lot 3,  Section 9, Range 4,
                                        Somenos   District,   Plan  2196,  Shown
                                        Outlined in Red on Plan 910 RW


        007-104-375                     That Part of Lot 2, Block 1,  Section 6,
                                        Range 4,  Somenos  District,  Plan 1599,
                                        Shown Outlined in Red on Plan 902 RW


        006-406-939                     That Part of Lot 3,  Section 2, Range 4,
                                        Somenos   District,   Plan  2825,  Shown
                                        Outlined in Red on Plan 902 RW


        007-104-936                     That Part of Lot 3, Block 1,  Section 6,
                                        Range 4,  Somenos  District,  Plan 1599,
                                        Shown Outlined in Red on Plan 902 RW


        006-373-968                     That Part of Lot 2,  Section 3, Ranges 3
                                        and  4,  Somenos  District,  Plan  2794,
                                        Shown in Red on Plan 902 RW


        006-383-025                     That Part of Lot 1,  Section 3, Range 3,
                                        Somenos   District,   Plan  2776   Shown
                                        Outlined in Red on Plan 902 RW

        FREEHOLD
        --------


        005-576-539                     Lot  1,  Section  1,  Range  4,  Somenos
                                        District, Plan 8611


        003-733-998                     Lot  1,  Section  9,  Range  4,  Somenos
                                        District, Plan 19355


        007-388-209                     Lot 15,  Section 3, Range 10,  Chemainus
                                        District, Plan 1471, Except Part in Plan
                                        11574


        024-663-034                     Lot 4 of  Sections 2, 3, and 4, Range 10
                                        Plan VIP69811



        OTHER
        -----

                                        NEW WESTMINSTER/VANCOUVER LAND TITLE
                                        ------------------------------------
                                        OFFICE
                                        ------

        As to Lease No. BM250814

        004-501-110                     Lot 14, DL 9, 10 and 11, Gp 2, NWD, Plan
                                        41612

        009-523-197                     Lot 1 of the  Bed of the  Fraser  River,
                                        NWD, Plan 76570

        023-512-512                     Lot 1,  DL 12 and 13,  Gp 2,  and of the
                                        Bed  of  the  Fraser  River,  NWD,  Plan
                                        LMP29318


                                        VICTORIA LAND TITLE OFFICE
                                        --------------------------
        As to Lease No. 143648G
        (PID)                           (LEGAL DESCRIPTION)


        009-589-392                     Section 44 Renfrew  District except that
                                        part in the Right of Way of the Canadian
                                        Northern Pacific Railway Company, as shown on Location Plan 726F

        As to Equitable Interest
        No. 230620G
        (PID)                           (LEGAL DESCRIPTION)

        008-412-481                     Block 8A Cowichan Lake District Plan 775

        008-413-223                     Block 9 Cowichan  Lake District Plan 775
                                        except that part shown coloured red on Plan "D" Deposited DD 25837I


        As to Timber Assignment
        No. 237673G
        (PID)                           (LEGAL DESCRIPTION)

        009-378-022                     Block 1035 Malahat District

        As to Right of Way
        No. 302504G
        (PID)                           (LEGAL DESCRIPTION)


        000-880-957                     That Part of Section 42 Renfrew District
                                        (situate  in  Cowichan  Lake   District)
                                        shown outlined in red on Plan 1102 RW

       OTHER
       -----

        As to Undersurface Rights
        No. B44699
        (PID)                           (LEGAL DESCRIPTION)

        004-621-131                     Lot 1 Section 29 Sooke District Plan
                                        13674

        As to Undersurface Rights
        No. B44701
        (PID)                           (LEGAL DESCRIPTION)

        009-374-671                     Section 32 Sooke District

        As to Statutory Right of Way
        No. ED110387
        (PID)                           (LEGAL DESCRIPTION)

        010-380-302                     That part of  Sections 3, 4 and 5, Range
                                        7, Chemainus District, being a portion of the Halalt Indian Reserve #2 shown outlined in red on Plan 2035 OS

        As to Possibility of Reverter
        No. EF74311
        (PID)                           (LEGAL DESCRIPTION)

        017-832-951                     That  part of Lot 3  Section 3 Ranges 10
                                        and  11  Chemainus  District  Plan  3161
                                        included within Plan VIP54480

        As to Option to Purchase
        No. EF74314
        (PID)                           (LEGAL DESCRIPTION)

        017-832-951                     That  part of Lot 3  Section 3 Ranges 10
                                        and  11  Chemainus  District  Plan  3161
                                        included within Plan VIP54480

        As to Statutory Right of Way
        No. EK140688
        (PID)                           (LEGAL DESCRIPTION)

        000-849-871                     District Lot 52 Sayward  District Except
                                        parts in Plans 659RW, 42194 and VIP57724


        As to Statutory Right of Way
        No. EK91743
        (PID)                           (LEGAL DESCRIPTION)

        024-015-636                     Lot  C  Section  4  Range  8   Chemainus
                                        District  Plan  VIP66593  Except part in
                                        Plan VIP66952

        OTHER
        -----

        As to Option to Purchase
        No. EK91746
        (PID)                           (LEGAL DESCRIPTION)

        024-015-636                     Lot  C  Section  4  Range  8   Chemainus
                                        District  Plan  VIP66593  Except part in
                                        Plan VIP66952

        As to Right of First Refusal
        No. EL30326
        (PID)                           (LEGAL DESCRIPTION)

        009-596-569                     District Lot 566 Cowichan District

        009-862-030                     District Lot 9 Chemainus District

        As to Right of Way
        No. J44403
        (PID)                           (LEGAL DESCRIPTION)


        008-959-251                     The Fractional South West 1/4 of Section
                                        8 Township 2 Comox District Plan 552A


        008-959-595                     The Fractional North East 1/4 of Section
                                        9 Township 2 Comox District Plan 552A


        008-960-020                     The Fractional North West 1/4 of Section
                                        9 Township 2 Comox District Plan 552A


        008-962-863                     That  part  of  the  North  West  1/4 of
                                        Section 8 Township 2 Comox District Plan
                                        552A, Lying West of Quinsam Lake


        008-962-880                     That part of the  Fractional  South East
                                        Quarter  1/4 of  Section  8  Township  2
                                        Comox District Plan 552A, Lying South of
                                        Quinsam Lake


        008-965-374                     Section 16 Township 2 Comox District
                                        Plan 552A


        008-965-633                     The North East 1/4 of the North East 1/4
                                        of Section 17 Township 2 Comox  District
                                        Plan 552A


        009-004-921                     The  West 1/2 of the  South  East 1/4 of
                                        Section  33  Township  2 Comox  District
                                        Plan 552A


        009-004-891                     The South East 1/4 of the South West 1/4
                                        of Section 33 Township 2 Comox  District
                                        Plan 552A


        009-004-823                     The  North   East  1/4  of   Section  33
                                        Township  2  Comox  District  Plan  552A
                                        except   part   within  Lot  48  Sayward
                                        District


        009-000-950                     The South East 1/4 of the North East 1/4
                                        of Section 28 Township 2 Comox  District
                                        Plan 552A

        OTHER
        -----

        009-000-925                     The South East 1/4 of the South West 1/4
                                        of Section 28 Township 2 Comox  District
                                        Plan 552A


        009-000-895                     The South West 1/4 of the South West 1/4
                                        of Section 28 Township 2 Comox  District
                                        Plan 552A


        009-000-852                     The South East 1/4 of the North West 1/4
                                        of Section 28 Township 2 Comox  District
                                        Plan 552A


        009-000-780                     The North East 1/4 of the North West 1/4
                                        of Section 28 Township 2 Comox  District
                                        Plan 552A


        009-000-747                     The  South   East  1/4  of   Section  28
                                        Township  2  Comox  District  Plan  552A


        009-000-704                     The  West  1/2 of the  North East 1/4 of
                                        Section  28  Township 2  Comox  District
                                        Plan 552A


        009-000-593                     The North  1/2 of the South  East 1/4 of
                                        Section  27  Township  2 Comox  District
                                        Plan 552A


        009-000-500                     The  South   West  1/4  of   Section  27
                                        Township  2  Comox  District  Plan  552A


        009-000-411                     The  North 1/2  of Section 27 Township 2
                                        Comox  District  Plan  552A


        008-996-661                     The South East 1/4 of the North West 1/4
                                        of Section 12 Township 2 Comox  District
                                        Plan 552A


        008-996-725                     The South  1/2 of the North  East 1/4 of
                                        Section  14  Township  2 Comox  District
                                        Plan 552A


        008-996-768                     The North West 1/4 of the North West 1/4
                                        of Section 14 Township 2 Comox  District
                                        Plan 552A


        008-996-784                     The South East 1/4 of the North West 1/4
                                        of Section 14 Township 2 Comox  District
                                        Plan 552A


        008-996-857                     The  West 1/2 of the  South  West 1/4 of
                                        Section  14  Township  2 Comox  District
                                        Plan 552A


        008-996-881                     The North East 1/4 of the South East 1/4
                                        of Section 14 Township 2 Comox  District
                                        Plan 552A


        008-996-938                     The  North   East  1/4  of   Section  21
                                        Township  2  Comox  District  Plan  552A

        OTHER
        -----


        008-996-971                     The  North 1/2 of the  North West 1/4 of
                                        Section  21  Township 2  Comox  District
                                        Plan 552A


        008-997-012                     The South East 1/4 of the North West 1/4
                                        of Section 21 Township 2 Comox  District
                                        Plan 552A


        008-997-039                     The South East 1/4 of the South West 1/4
                                        of Section 21 Township 2 Comox  District
                                        Plan 552A


        008-997-063                     The South West 1/4 of the South West 1/4
                                        of Section 21 Township 2 Comox  District
                                        Plan 552A


        008-997-071                     The North East 1/4 of the South West 1/4
                                        of Section 21 Township 2 Comox  District
                                        Plan 552A


        008-997-080                     The  South   East  1/4  of   Section  21
                                        Township  2  Comox  District  Plan  552A


        008-996-491                     The North East 1/4 of the North West 1/4
                                        of Section 12  Township 2 Comox District
                                        Plan 552A


        008-996-539                     The North East 1/4 of the North East 1/4
                                        of Section 28 Township 2 Comox  District
                                        Plan 552A


        008-996-563                     The North West 1/4 of the North West 1/4
                                        of Section 28 Township 2 Comox  District
                                        Plan 552A


        008-965-064                     The North West 1/4 of the North West 1/4
                                        of Section 12 Township 2 Comox  District
                                        Plan 552A


        008-969-507                     The South East 1/4 of the South East 1/4
                                        of Section 14 Township 2 Comox  District
                                        Plan 552A


        008-969-442                     The South West 1/4 of the North West 1/4
                                        Section  14  Township  2 Comox  District
                                        Plan 552A


        008-969-388                     The North East 1/4 of the North East 1/4
                                        of Section 11 Township 2 Comox  District
                                        Plan 552A


        008-962-111                     The South West 1/4 of the North East 1/4
                                        of Section 11 Township 2 Comox  District
                                        Plan 552A


        008-958-874                     The South  1/2 of the South  East 1/4 of
                                        Section  18  Township  2 Comox  District
                                        Plan 552A


        008-958-793                     The South East 1/4 of the South West 1/4
                                        of Section 18 Township 2 Comox  District
                                        Plan 552A

        OTHER
        -----


        008-957-479                     The South West 1/4 of the South West 1/4
                                        of Section 18 Township 2 Comox  District
                                        Plan 552A


        008-957-398                     The  South   East  1/4  of   Section  15
                                        Township 2 Comox District Plan 552A

        008-957-321                     The  North   East  1/4  of   Section  15
                                        Township 2 Comox District Plan 552A

        008-957-240                     The  North   West  1/4  of   Section  15
                                        Township 2 Comox District Plan 552A

        008-957-185                     The South West 1/4 of Section 7 Township
                                        2 Comox District Plan 552A

        008-957-096                     The  Fractional  South  East  1/4 of the
                                        Fractional  South  East 1/4 of Section 7
                                        Township 2 Comox District Plan 552A


        008-956-961                     The Fractional North East 1/4 of Section
                                        7 Township 2 Comox District Plan 552A


        008-956-855                     The North West 1/4 of Section 7 Township
                                        2 Comox District Plan 552A


        008-951-683                     The Fractional South West 1/4 of Section
                                        3 Township 2 Comox District Plan 552A


        008-945-748                     The North East 1/4 of the South East 1/4
                                        of Section 6  Township 2 Comox  District
                                        Plan 552A


        008-945-691                     The South East 1/4 of the North East 1/4
                                        of Section 6  Township 2 Comox  District
                                        Plan 552A


        008-945-659                     The North East 1/4 of the North East 1/4
                                        of Section 6  Township 2 Comox  District
                                        Plan 552A


        008-945-632                     The South East 1/4 of Section 5 Township
                                        2 Comox District Plan 552A

        008-945-608                     The South West 1/4 of Section 5 Township
                                        2 Comox District Plan 552A

        008-945-519                     The North East 1/4 of the North West 1/4
                                        of Section 5  Township 2 Comox  District
                                        Plan 552A


        008-945-586                     The North East 1/4 of Section 5 Township
                                        2 Comox District Plan 552A

        OTHER
        -----


        008-945-454                     The South East 1/4 of Section 3 Township
                                        2 Comox District Plan 552A

        008-945-373                     The North East 1/4 of Section 3 Township
                                        2 Comox District Plan 552A

        008-945-276                     The North West 1/4 of Section 3 Township
                                        2 Comox District Plan 552A

        008-944-971                     The South West 1/4 of the South East 1/4
                                        of Section 2  Township 2 Comox  District
                                        Plan 552A


        008-944-849                     The North West 1/4 of the South East 1/4
                                        of Section 2  Township 2 Comox  District
                                        Plan 552A


        008-944-679                     The South West 1/4 of Section 2 Township
                                        2 Comox District Plan 552A

        008-944-563                     The South East 1/4 of the North West 1/4
                                        of Section 2  Township 2 Comox  District
                                        Plan 552A


        008-944-504                     The South West 1/4 of the North East 1/4
                                        of Section 2  Township 2 Comox  District
                                        Plan 552A


        008-938-415                     The South East 1/4 of the South West 1/4
                                        of Section 14 Township 2 Comox  District
                                        Plan 552A


        008-938-318                     The North West 1/4 of the North East 1/4
                                        of Section 11 Township 2 Comox  District
                                        Plan 552A


        008-938-181                     The  South   East  1/4  of   Section  11
                                        Township 2 Comox District Plan 552A


        008-938-075                     The Fractional South West 1/4 of Section
                                        11 Township 2 Comox District Plan 552A


        008-938-016                     Fractional  North West 1/4 of Section 11
                                        Township 2 Comox District Plan 552A


        008-937-893                     The Fractional South East 1/4 of Section
                                        10 Township 2 Comox District Plan 552A


        008-937-397                     The South West 1/4 of the North West 1/4
                                        of Section 2  Township 2 Comox  District
                                        Plan 552A


        008-937-150                     The North  1/2 of the North  West 1/4 of
                                        Section 2 Township 2 Comox District Plan
                                        552A

        OTHER
        -----


        008-936-889                     The North West 1/4 of the North East 1/4
                                        of Section 2  Township 2 Comox  District
                                        Plan 552A


        008-951-209                     The  South  West  1/4 of the  Fractional
                                        South  East 1/4 of  Section 7 Township 2
                                        Comox District Plan 552A


        008-951-136                     The   Fractional   North   1/2   of  the
                                        Fractional  South  East 1/4 of Section 7
                                        Township 2 Comox District Plan 552A


        008-951-012                     The South East 1/4 of the South East 1/4
                                        of Section 6  Township 2 Comox  District
                                        Plan 552A


        008-950-911                     The  North  West  1/4 of the  Fractional
                                        North  West 1/4 of  Section 5 Township 2
                                        Comox District Plan 552A


        008-950-784                     The South 1/2 of  Fractional  North West
                                        1/4  of   Section  5  Township  2  Comox
                                        District Plan 552A


        008-950-652                     The North East 1/4 of  Fractional  South
                                        East 1/4 of  Section 2  Township 2 Comox
                                        District Plan 552A


        008-969-582                     The  South   West  1/4  of   Section  34
                                        Township 2 Comox District Plan 552A

        009-000-321                     Section 22 Township 2 Comox  District
                                        Plan 552A

        008-937-681                     The  Fractional  Section  4  Township  2
                                        Comox District Plan 552A


        008-473-820                     Block 42 Comox District Plan 789

        009-551-981                     District Lot 252 Comox District as shown
                                        outlined in Red on Plan deposited under DD 10063N


        007-687-826                     Block 25 Comox District Plan 691D except
                                        part in District Lot 48 Sayward District

        As to the following Water
        Lot Leases:
        (PID)                           (LEGAL DESCRIPTION)


                                        NEW WESTMINSTER/VANCOUVER LAND TITLE
                                        ------------------------------------
                                        OFFICE
                                        ------

        N/A Waterlot Lease Agreement No. 05020 made the 15th day of June, 1999, between North Fraser Harbour Commission, as lessor and Elk Falls Forest Industries Limited, as lessee, and subsequently assigned to the Mortgagor, which Lease is in

        OTHER
        -----

                                        respect of Lot 6044,  Group 1, New
                                        Westminster District, containing in the aggregate of 0.8065 Hectares

                                        VICTORIA LAND TITLE OFFICE
                                        --------------------------

        N/A Waterlot Lease Agreement No. 101412 made the 23rd day of December, 1986, between Her Majesty the Queen in Right of the Province of British Columbia, represented by the Minister of Forests and Lands, as lessor and the Mortgagor as lessee, which Lease is in respect of Block B of Lot 161, Cowichan District


        N/A Waterlot Lease Agreement No. 102130 made the 23rd day of November, 1987, between Her Majesty the Queen in Right of the Province of British Columbia, represented by the Minister of Forests and Lands, as lessor and the Mortgagor as lessee, which Lease is in respect of Block D of Lot 107G, Chemanius District, containing 13.72 hectares


        N/A Waterlot Lease Agreement No. 102653 made the 23rd day of December, 1988, between Her Majesty the Queen in Right of the Province of British Columbia, represented by the Minister Responsible for Crown Lands, as lessor and the Mortgagor as lessee, which Lease is in respect of Blocks A & B of District Lot 107G, Chemanius District as shown outlined in red on plan attached to this waterlot lease agreement


        N/A Waterlot Lease Agreement No. 106051 made the 1st day of February, 1998, between Her Majesty the Queen in Right of the Province of British Columbia, represented by the Minister of Environment, Lands and Parks, as lessor and the Mortgagor as lessee, which Lease is in respect of Block E of District
                                        Lots   565,676   and   2008,    Cowichan
                                        District,   shown   outlined  on  sketch
                                        attached   to   this   waterlot    lease
                                        agreement, containing 57.30 hectares


        N/A Waterlot Lease Agreement No. 101447 made the 17th day of November, 1993, between Her Majesty the Queen in Right of the Province of British Columbia, represented by the Minister of Environment, Lands and Parks, as lessor and Crown Forest Industries Ltd. as lessee, and subsequently assigned to Elk Falls Forest Industries Limited and further assigned to the Mortgagor, which Lease is in respect of Block A of Lot 1504, Sayward District

        OTHER
        -----

        N/A Waterlot Lease Agreement No. 100785 made the 17th day of November, 1993, between Her Majesty the Queen in Right of the Province of British Columbia, represented by the Minister of Environment, Lands and Parks, as lessor and Crown Forest Industries Ltd. as lessee, and subsequently assigned to Elk Falls Forest Industries Limited and further assigned to the Mortgagor, which Lease is in respect of Lot 411 and Block B of Lot 1516, Sayward District


                                        END OF DOCUMENT




                                   - xviii -

                  THIS SUPPLEMENTAL TRUST DEED dated for reference 1 September 2001.

BETWEEN:

                           NORSKE SKOG CANADA LIMITED,  a
                           corporation  amalgamated under the laws of Canada

                           (the "CORPORATION")

                                     - and -

                           THE CANADA TRUST COMPANY,  a trust
                           company  amalgamated under the laws of Canada

                           (the "TRUSTEE")

                  WHEREAS by a trust deed dated for reference 9 August 2001, as amended, supplemented, restated and replaced from time to time, made between Norske Skog Canada Limited (the "PREDECESSOR CORPORATION") and the Trustee (the "TRUST DEED"), a copy of which is attached as Schedule A to this Supplemental Trust Deed, the Predecessor Corporation did grant and charge to and in favour of the Trustee its interest in certain property and assets of the Predecessor Corporation including, without limitation, its interest in all present and future Real Property of the Predecessor Corporation;

                  AND WHEREAS the Corporation is the successor by amalgamation (the "AMALGAMATION") to the Predecessor Corporation and Pacifica Papers Inc. and has executed and delivered to the Trustee a Confirmation dated as of the date hereof with respect to the obligations of the Corporation and the Predecessor Corporation under the Trust Deed and with respect to the Trust Deed Obligations;

                  AND WHEREAS pursuant to Article 10 of the Trust Deed, the Corporation shall, from time to time, issue for the benefit of the Holders, and as additional security, such other security documents as may be agreed to by the Corporation;

                  AND WHEREAS as a result of the Amalgamation, the Corporation now owns certain additional Real Property and has agreed to grant this Supplemental Trust Deed in order to register the Trust Deed against the title to the Real Property;

                  AND WHEREAS all necessary resolutions of the Directors of the Corporation have been duly enacted and passed and all the necessary matters and things have been done and performed to authorize the execution of this Supplemental Trust Deed and to make this Supplemental Trust Deed legal, valid and binding upon the parties hereto;

                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, of one dollar ($1.00) now paid by each of the parties to the other and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto) and for the purpose of securing the due payment in lawful money of Canada of the Trust Deed Obligations, it is hereby covenanted, agreed and declared as follows:

1. All capitalized terms used herein (including, without limitation, the Recitals hereto) and not herein defined shall have the respective meanings defined in the Trust Deed.

2. With effect on and from the date of this Supplemental Trust Deed, the Trust Deed is amended by deleting Schedule B attached to the Trust Deed and substituting therefor Schedule B attached to this Supplemental Trust Deed.

3. Without limitation to or derogation from any provision of the Trust Deed and subject to Section 2.2 of the Trust, the Corporation hereby:

         (a) grants, conveys, assigns, mortgages, pledges and charges, as and by way of a first specific mortgage, pledge and charge, to and in favour of the Trustee and its successors in the trust, as Trustee for the benefit and security of the Holders all its presently owned and hereafter acquired or held Real Property and all interests in and rights relating to land and all commons, ways, profits, easements, rights-of-way, privileges, benefits, licenses, improvements, immunities and rights whether connected therewith or appurtenant thereto or separately owned or held and all structures, buildings, plants, fixed machinery, fixtures, appurtenances and other assets belonging, affixed or appurtenant thereto, including without departing from the generality of the foregoing the property and rights and interests therein described in Schedule B hereto, or created by any modifications or renewals of the leases or other instruments described in Schedule B from time to time and any right or option to renew or any option or right of first refusal to lease or to purchase that may be contained in any of the foregoing or held in connection therewith, together with all leases and agreements entered into from time to time superseding or replacing any of the foregoing; and

         (b) assigns, transfers, sets over and grants to the Trustee and its successors in the trust, for the benefit and security of the Holders, any and all Rents due or accruing due or at any time hereafter to become due under any and all Leases and all benefits and advantages to be derived from the Leases, and all guarantees of and security for payment of amounts due under the Leases and all covenants of the tenants, guarantors, covenantors and indemnifiers therein contained, and the right to collect and receive payment of the Rents, together with all the right, title and interest of the Corporation, as landlord, in the Leases and any renewals thereof and options to lease or purchase, if any therein contained.

4. Save as specifically amended by Section 2 of this Supplemental Trust Deed, the Trust Deed shall continue in full force and effect. For greater certainty, the charge and grant of security contained in Section 3 of this Supplemental Trust Deed supplements and does not amend the provisions of the Trust Deed.

5. The Trust Deed, as amended by this Supplemental Trust Deed, and the charges and security created and provided thereby are in all respects confirmed and preserved.

6. The Trust Deed, as amended by this Supplemental Trust Deed, shall enure to the benefit of and be binding upon the Corporation, the Trustee and their respective successors and assigns. The Trust Deed, as amended by this Supplemental Trust Deed, and any benefits thereunder may not be assigned by the Corporation and the obligations of the Corporation hereunder may not be assumed by a third party.

7. The Corporation hereby acknowledges receipt of an executed copy of this Supplemental Trust Deed. The Corporation expressly waives the right to receive a copy of any financing statement or confirmation statement or financing change statement which may be registered by the Trustee in connection with this Supplemental Trust Deed or any verification statement issued with respect thereto where such waiver is not otherwise prohibited by law.

8. For the purpose of effecting any registrations required with respect to this Supplemental Trust Deed, this Supplemental Trust Deed may be prepared in an alternate version, but in the event of any conflict between the terms of this Supplemental Trust Deed and the terms of the alternate version of this Supplemental Trust Deed, the provisions of this Supplemental Trust Deed shall govern to the extent necessary to remove the conflict. Without limitation to the foregoing, for the purposes of registration of this Supplemental Trust Deed in the British Columbia Land Title Office a Form B or a Form C pursuant to the LAND TITLE ACT (British Columbia) may be attached to some copies of this Supplemental Trust Deed and executed by only the Corporation. The copies of this Supplemental Trust Deed with the Form B or the Form C, whether or not executed by the Trustee, and without the Form B or the Form C shall be deemed to be counterparts of the same document.

9. This Supplemental Trust Deed shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

                  IN WITNESS WHEREOF THE PARTIES HERETO have executed this Supplemental Trust Deed under their respective corporate seals in the hands of their respective proper officers duly authorized in that behalf.

                                       NORSKE SKOG CANADA LIMITED



                                       By: /s/ R. Leverton
                                           ------------------------------------
                                           RALPH LEVERTON,
                                           Vice-President, Finance, Chief
                                           Financial Officer and Secretary

                                                                            c/s

                                       By: /s/ Peter Staiger
                                           ------------------------------------
                                           PETER M. STAIGER,
                                           Treasurer



                                       THE CANADA TRUST COMPANY



                                       By: /s/ K. Thorpe
                                           ------------------------------------
                                           Name: Kathryn T. Thorpe
                                           Title: Authorized Signatory
                                                                            c/s

                                       By: /s/ G. Sadduch
                                           ------------------------------------
                                           Name: Guy Sadduch
                                           Title: Trust Officer

                                   SCHEDULE A

                      [ATTACH COPY OF ORIGINAL TRUST DEED.]

                                   SCHEDULE B



                                 END OF DOCUMENT
                                 ---------------




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